UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

GUINNESS ATKINSON FUNDS

(Exact name of registrant as specified in charter)

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

 (Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

225 South Lake Avenue, Suite 216

Pasadena, CA 91101

Registrant’s telephone number, including area code: (800-915-6566)

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Guinness Atkinson™ Funds

Semi-Annual Report

June 30, 2021

TABLE OF CONTENTS

1	Letter to Shareholders
4	Expense Examples
6	Alternative Energy Fund
13	Asia Focus Fund
19	China & Hong Kong Fund
27	Global Energy Fund
36	Global Innovators Fund
42	Renminbi Yuan & Bond Fund
47	Statements of Assets and Liabilities
49	Statements of Operations
51	Statements of Changes in Net Assets
56	Financial Highlights
63	Notes to Financial Statements
74	Additional Information
78	Privacy Notice
79	Guinness Atkinson Funds Information

Dear Guinness Atkinson Funds Shareholders,

The first half of 2021 was a historic time for Guinness Atkinson. In March 2021, Guinness Atkinson became the first firm to successfully convert mutual funds into ETFs. While the past 18 months have been tumultuous, all Guinness Atkinson funds rounded out the first half of 2021 with positive returns.

After enduring a rocky 18 months, and an ever-changing energy landscape, the Global Energy Fund finished the first half of 2021 as the top performer in the Guinness Atkinson Fund family. Despite the increasing demand for alternative energy and sustainability, the Global Energy Fund produced a 35.45% total return for 1H 2021.

We’d be remiss to not highlight the stellar performance of the Alternative Energy Fund. The Fund finished off the first half of the year with a year to date return of 5.82% and a total return of 85.55% over one year. We believe the future looks bright for alternative energy as rising environmental concerns converge with increasingly lower prices for alternative energy.

The Global Innovators Investor class produced a total return of 14.41% for the first half of the year; the Institutional class produced a total return of 14.55%. We consider ourselves to be the original innovators, as the Global Innovator fund was first created in 1998, and we pride ourselves in the fact that everyone and their neighbor seems keen to invest in innovation nowadays. The Global Innovators Fund would have graduated from college by now, and we are grateful to know we have many investors that have been investing from the beginning.

The Asian Funds all produced positive returns in the first half of 2021. The Asia Focus Fund returned 2.95%; the China & Hong Kong Fund returned 4.40%; and the Renminbi Yuan & Bond Fund returned 1.76%. We continue to believe that Asia’s growth and influence will likely persist throughout this century.

The Guinness Atkinson Dividend Builder Fund and the Guinness Atkinson Asia Pacific Dividend Builder Fund were both converted into ETFs – The SmartETFs Dividend Builder ETF (Symbol: DIVS) and the SmartETFs Asia Pacific Dividend Builder ETF (ADIV), respectively. The conversions were a historic change in the mutual fund industry, and other fund issuers have already stated their intent to follow in our footsteps.

The markets over the last 18 months have seen unprecedented volatility as global economies have been buffeted by the COVID pandemic. And yet, here we are, at or near all-time highs. We don't know what the future will bring, but a consistent theme in all our shareholder letters has been to stay the course; long term investing can be bumpy, but the markets over time have proven resilient. So, while there are a lot of uncertainties going forward (aren't there always?) our advice remains the same: invest for the long term.

Throughout this report are detailed commentaries on each of the Guinness Atkinson Funds prepared by our portfolio managers.

As usual, we appreciate the confidence you have placed in us and our management team and look ahead to the rest of 2021.

We encourage you to visit gafunds.com for the latest news and announcements on the Guinness Atkinson Funds.

The table below provides total return data for each of the Funds year to date and over the one, three, five, ten and from inception periods through June 30, 2021. Also included in the table is the expense ratio data from the most recent prospectus dated May 1, 2021.

Fund (inception date)	Year to Date	1-year	3-year	5-year	10-year	Since Inception	Expense Ratio
Alternative Energy Fund (March 31, 2006)	5.82%	85.55%	30.94%	20.02%	2.94%	-3.28%	1.98% net; 2.46% gross
Asia Focus Fund (April 29, 1996)	2.95%	39.68%	11.87%	15.38%	4.37%	4.50%	1.98% net; 2.21% gross
China & Hong Kong Fund (June 30, 1994)	4.40%	32.00%	8.50%	14.76%	4.74%	7.64%	1.60%
Global Energy Fund (June 30, 2004)	35.45%	51.09%	-10.51%	-2.71%	-4.90%	3.99%	1.46% net; 2.56% gross
Global Innovators Fund Investor Class (December 15, 1998)	14.41%	45.94%	20.99%	21.82%	16.30%	9.68%	1.24% net; 1.24% gross
Global Innovators Fund Institutional Class (December 15, 2015)	14.55%	46.26%	21.29%	22.12%	16.46%	9.74%	0.99% net; 1.07% gross
Renminbi Yuan & Bond Fund (June 30, 2011)	1.76%	11.29%	4.28%	3.37%	2.18%	2.18%	0.91% net; 5.26% gross

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending June 30, 2021.

Performance data shown for the Global Innovators, Institutional Class (GINNX), prior to its launch date on December 31, 2015, uses performance data from the Global Innovators, Investor Class (IWIRX).

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Performance may be attributable to unusually favorable conditions that are likely not sustainable. The conditions might not continue to exist, and this performance probably will not be repeated in the future.

Each of the Asia Focus Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect this fee. If it had, total return would be lower.

Expense ratios are from the most recent prospectus (dated May 1, 2021 and are from the most recent audited financials (period ending December 31, 2020) at the time that prospectus was completed. Net expense ratios reflect contractual fee waivers through June 30, 2025.

Morningstar Ratings Through June 30, 2021

Fund	Category	Overall	3-Year	5-Year	10-Year
Alternative Energy	World Small/Mid Stock	3 ««« (137 funds)	5 ««««« (137 funds)	4 «««« (113 funds)	1 « (61 funds)
Asia Focus	Pacific/Asia ex-Japan	2 «« (52 funds)	2 «« (52 funds)	3 ««« (47 funds)	1 « (27 funds)
China & Hong Kong	China Region	3 ««« (84 funds)	2 «« (84 funds)	3 ««« (72 funds)	3 ««« (53 funds)
Global Energy	Energy Equity	4 «««« (75 funds)	4 «««« (75 funds)	4 «««« (71 funds)	3 ««« (54 funds)
Global Innovators	Large Growth	3 ««« (1,138 funds)	2 «« (1,138 funds)	3 ««« (1,024 funds)	3 ««« (761 funds)
Renminbi Yuan & Bond	Emerging Markets Local Currency Bond	5 ««««« (74 funds)	5 ««««« (74 funds)	5 ««««« (70 funds)	5 ««««« (42 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

The Morningstar Rating™ for funds, or "star rating", is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

© 2021 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees (applicable to the Asia Focus Fund, the Asia Pacific Dividend Builder Fund, the China & Hong Kong Fund, and the Renminbi Yuan & Bond Fund); and (2) ongoing costs, including advisory fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees.  Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (01/01/21)	Ending Account Value (06/30/21)	Expenses Paid During Period* (01/01/21 to 06/30/21)	Expense Ratios During Period* (01/01/21 to 06/30/21)
Guinness Atkinson Alternative Energy Fund Actual	$1,000.00	$1,058.20	$10.10	1.98%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,029.50	$9.96	1.98%†
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,014.98	$9.89	1.98%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,044.00	$7.55	1.49%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.41	$7.45	1.49%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$1,354.50	$8.46	1.45%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25	1.45%†
Guinness Atkinson Global Innovators Fund – Investor Class Actual	$1,000.00	$1,144.10	$6.59	1.24%†
Guinness Atkinson Global Innovators Fund – Investor Class Hypothetical
(5% return before expenses)	$1,000.00	$1,018.65	$6.21	1.24%†
Guinness Atkinson Global Innovators Fund – Institutional Class Actual	$1,000.00	$1,145.50	$5.27	0.99%†
Guinness Atkinson Global Innovators Fund – Institutional Class Hypothetical
(5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%†
Guinness Atkinson Renminbi Yuan & Bond Fund Actual	$1,000.00	$1,017.60	$4.50	0.90%†
Guinness Atkinson Renminbi Yuan & Bond Fund Hypothetical (5% return before expenses)	$1,000.00	$1,020.33	$4.51	0.90%†

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

*	Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (181), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†	Net of fee waivers and expenses absorbed/recaptured. If those fee waivers and expenses absorbed/recaptured had not been in effect, the Fund’s actual expenses would have been higher/lower.

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

1.	Performance

Average Annual Total Returns	6 MONTHS (ACTUAL)	1 Year	3 Years	5 Years	10 Years
Fund	5.82%	85.55%	30.94%	20.02%	2.94%
Benchmark Index:
MSCI World Index (Net Return)	13.05%	39.04%	14.96%	14.82%	10.64%

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report..

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

In the first half of 2021 the Guinness Atkinson Alternative Energy Fund produced a total return (USD) of +5.82% vs the MSCI World Index (net return) of 13.05%. The fund therefore underperformed the index by 7.23% over the period.

The key events, both positive and negative for sector sentiment, that have affected the energy transition, company profitability and share price performance so far this year have included:

●	US carbon emission reduction targets being announced by President Joe Biden supported by near-term extensions and broadening of sustainable energy investment tax credits and the initial plans for a significant infrastructure bill.
●	The EU carbon price exceeding Eur50/tonne with Canada introducing a federal carbon tax that will increase to around $100/tonne in 2030 and China introducing a carbon pricing mechanism.
●	Consistent and broad strength of demand for nearly all sustainable energy subsectors together with supply constraints in base commodities (copper, steel, soybean, corn), semiconductors and logistics and which has resulted in concerns around inflation.
●	A US ban on the import of solar products made by Xinjiang Hoshine Silicon (a metal silicon powder provider) in the Xinjiang region of China, over the ‘inhumane’ use of Uyghur forced labour.
●	The restructuring of the $6bn AUM iShares Clean Energy ETF to become a broader, more liquid index with around 80 larger market capitalisation holdings.

Drivers of fund performance

In terms of individual stock performance, the largest contributors to the fund over the first half of the year were our two Chinese independent power producers, China Longyuan and China Suntien. Earlier in the year, China Longyuan announced a corporate transaction with its parent company CNH Energy and its sister company Pingzhuang Energy that provided China Longyuan with a China A share listing while China Suntien’s share price increase reflected strong profit growth resulting from the start-up of new wind projects combined with greater wind resources and utilisation in the existing facilities.

Polysilicon manufacturer Daqo New Energy delivered a significant contribution to the fund during the first half of the year as a result of strong polysilicon demand and rising polysilicon prices. We sold our position in Daqo during the first quarter of 2021. Other strong performers included Nibe Industrier, which benefitted from strong demand for heat pumps and a share split that increased accessibility of its shares, and Johnson Matthey whose operational performance has benefitted from the recovery in global auto demand complemented by higher metals prices and better working capital management.

While the strongest performers came from all four sub sectors, the weaker performers came only from the generation and wind equipment sub sectors. Siemens Gamesa and Vestas Wind Systems suffered from slowing momentum within the near-term wind macro environment (compounded by supply chain pressures and raw material inflationary concerns) that trumped longer-term positive wind industry developments. Broadly speaking, the generation names suffered a de-rating as a result of general market concerns around rising interest rates.

In terms of attribution relative to the Guinness sustainable energy universe, the fund delivered positive sector allocation and stock selection within electric vehicles (due to a bias towards power semiconductors and electronics and avoidance of recently listed US SPACs) and also within Independent Power Producers (due to exposure to Chinese wind-dominated IPPs and the avoidance of US residential solar and pure-play high-growth solar IPPs that were weaker as a result of rising interest rate concerns). Attribution was negative within alternative fuels and batteries where the fund holds zero weight to biofuel companies and to battery raw materials companies, that both performed well in the period.

From our analysis, we can see that underlying earnings and profitability metrics for the fund’s holdings continue to improve and we believe that many individual examples of company share price weakness were a reaction to near-term extended valuation metrics rather than negative fundamental factors in the first half of the year. Across the fund, the displacement and electrification sectors saw consistently positive cash return improvements while generation was unchanged and electrification was mixed (although dominated by weakness in the wind equipment manufacturers). On average, the forecast cash return increased by 0.8% to around 9.0% with around 75% of portfolio companies seeing an increase in forecast cash returns.

2.	Activity

During the period, we sold Daqo New Energy and replaced the holding with a position in Infineon Technologies.

●	Daqo is a fast growing, low cost, China based manufacturer of polysilicon, whose shares have increased by more than eight times since the start of 2019. While underlying profitability has increased at Daqo, we are concerned that the share price now fully reflects a very optimistic outlook for long term polysilicon pricing and company growth.

●	Infineon Technologies designs, manufactures, and markets semiconductors with a focus on the automotive, industrial power control, power management and digital security markets. Having recently acquired Cypress Semi, we believe that Infineon is very well placed to benefit from the industry’s need for greater semiconductor (especially power semiconductor) content in electric vehicles.

The portfolio was actively rebalanced during the period and, combined with the stock switches, the weighting to Displacement (Demand) increased from 36.3% at the end of 2020 to 45.3% at the end of June 2021 while the weighting to Renewables (Supply) fell from 57.7% to 55.3%. Within these subsectors, our exposure to Electric vehicle increased from 15.7% to 22.3% while our weighting to Installation (Equipment) fell from 34.0% to 29.4%.

3.	Outlook

We remain confident on the outlook for the sustainable energy sector for the remainder of the year (and beyond) as we see policy commitments continuing to drive the growth agenda:

●	June – the EU Climate Law (the legislation behind the EU Green Deal) is expected to be passed bringing 2050 net zero targets and catalysing c.EUR10trn of sustainable energy investments up to 2050.

●	July - the EU is expected to publish a draft law that will set 2030 renewable energy share targets for industry and buildings and it will likely start deployment of capital from the “Recovery Fund” for post-COVID sustainable energy stimulus investments in southern European countries.

●	September – the EU is scheduled to vote on a carbon border import tax which will be designed to ‘level the playing field’ for European businesses that suffer the EU carbon tax. We expect this to be an increasingly discussed topic in light of the current inflationary environment.

●	November – the UK will host the 26th UN Climate Change Conference of the Parties (COP26) in Glasgow on 31 October – 12 November 2021. This Summit, which sees the first ratcheting of Paris Agreement commitments, should be a significant catalyst for the sustainable energy sector and we expect multiple events, announcements and commitments leading into this.

●	2021 as a whole – we expect activity to remain high with, for example, solar installations reaching record levels and growth in new electric vehicles sales reaching around 50%. Government policy and investment plans remain very supportive of activity levels for the remainder of the year.

●	Longer term – while we cannot predict specific catalysts, we remain confident that the sector is very well placed to deliver a strong earnings recovery post COVID as a result of stimulus and policy that is focused on decarbonisation and the energy transition. The Guinness Atkinson Alternative Energy Fund is positioned to benefit from these themes and, on our estimates, is likely to deliver net earnings per share growth of around 12-13%pa that will bring the fund’s price to earnings ratio down from the current 21x for 2022 to around 14x in 2025.

Will Riley and Jonathan Waghorn

July 2021

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2021

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

		Fund Managers:
# of Holdings in Portfolio:	30	Will Riley
Portfolio Turnover:	9.7%	Jonathan Waghorn
% of Stocks in Top 10:	41.0%

Top 10 Holdings (% of net assets)
China Longyuan Power Group Corp. - H Shares	4.6%
China Suntien Green Energy Corp. Ltd. - H Shares	4.4%
Ameresco PLC*	4.3%
TransAlta Renewables Inc.	4.3%
Schneider Electric SE	4.2%
APTIV PLC	4.1%
Nextera Energy Inc.	3.8%
Samsung SDI Co., Ltd.	3.8%
LG Chem Ltd.	3.8%
Sensata Technologies Holding	3.7%

Geographic Breakdown (% of net assets)
United States	36.1%	France	6.7%
China	12.1%	Ireland	4.1%
South Korea	7.6%	United Kingdom	3.6%
Spain	7.4%	Sweden	3.4%
Canada	7.3%	Denmark	3.1%
Germany	7.1%	Israel	1.6%

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at June 30, 2021 (Unaudited)

Shares	Common Stocks: 100.1%	Value
	Electrification: 41.4%
9,360	APTIV PLC	$1,472,609
18,660	Gentherm Inc.*	1,325,793
19,650	Hella GmbH & Co. KGaA	1,345,977
31,010	Infineon Technologies AG	1,243,722
13,130	Itron Inc.*	1,312,737
30,470	Johnson Matthey PLC	1,295,150
1,810	LG Chem Ltd.	1,361,619
33,720	ON Semiconductor Corp.*	1,290,802
2,240	Samsung SDI Co., Ltd.	1,383,762
9,600	Schneider Electric SE	1,510,514
23,310	Sensata Technologies Holding*	1,351,281
80,000	Tianneng Power International	139,922
		15,033,888
	Energy Efficiency: 11.4%
24,990	Ameresco PLC*	1,567,373
7,200	Hubbell Inc.	1,345,248
116,140	Nibe Industrier AB - B Shares	1,221,712
		4,134,333
	Renewable Energy Generation: 29.2%
22,530	Albioma SA	922,317
974,000	China Longyuan Power Group Corp. - H Shares	1,678,467
3,262,000	China Suntien Green Energy Corp. Ltd. - H Shares	1,600,688
108,480	Iberdrola SA	1,322,485
19,010	Nextera Energy Inc.	1,393,053
12,589	Ormat Technologies Inc.	875,313
36,830	Siemens Gamesa Renewable Energy SA	1,229,936
92,500	TransAlta Renewables Inc.	1,554,979
		10,577,238
	Renewal Equipment Manufacturing: 18.1%
24,520	Canadian Solar Inc.*	1,099,477
3,570	Enphase Energy Inc.*	655,559
14,150	First Solar Inc.*	1,280,716
2,130	Solaredge Technologies Inc.*	588,668
14,510	TPI Composites Inc.*	702,574
29,055	Vestas Wind Systems A/S	1,134,306
514,200	Xinyi Solar Holdings Ltd.	1,109,951
		6,571,251

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Schedule of Investments

at June 30, 2021 (Unaudited)

Shares	Common Stocks: 100.1%	Value
	Total Common Stocks	$36,316,710
	(cost $28,635,981)

	Total Investments in Securities	36,316,710
	(cost $28,636,981): 100.1%

	Liabilities in Net Excess of Other Assets: 0.1%	(26,646)

	Net Assets: 100.0%	$36,290,064

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON ASIA FOCUS FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

1.	Performance

Average Annual Total returns	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	2.95%	39.68%	11.87%	15.38%	4.37%
Benchmark Index:
MSCI AC Far East Free ex japan index (net return)	5.69%	37.85%	12.19%	14.78%	7.20%

(All performance data given in USD terms)

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The fund rose 2.95% in the first six months of the year compared to the benchmark which rose 5.69%.

The market continues to weigh the risks of higher inflation, clearly evident in manufacturing cost prices, seeping into and persisting in consumer price inflation. While the US Federal Reserve appears to view these pressures as transitory, there also appears to be a shift toward both an acceptance of higher inflation in the shorter term and a greater readiness to move on interest rates. Asian markets have also had to address a resurgence in COVID with case numbers up in Korea, Taiwan, Malaysia, Thailand and Vietnam and of course, India. China too has reported further outbreaks. The southern Chinese port of Yantian, in Shenzhen, was partially closed from 25 May – 24 June. Value stocks benefitted for much of the quarter from the ongoing rise in commodity prices and the prospects for economies to re-open. At the end of the quarter, this view has been tempered somewhat and we have seen inflation expectations begin to fade and bond yields fall back, particularly in the US. There is no clearly discernible economic or market theme prevailing at present, as there was for much of 2020.

The best performing markets during the first half of the year were Australia, Hong Kong, Singapore and Taiwan, as measured by the respective MSCI Country indices, which rose between 9% and 18% in US dollar terms. China was notably weaker, rising only 2% during the period, held back by the technology sector heavyweights which are facing headwinds from both regulation and intensifying competition. The best sectors were cyclical areas including Energy, Industrials and Materials.

Stocks’ performance was led in the first half by Elite Material. Elite was one of the 3 companies to report an earnings contraction during the quarter and indeed for the first half, but the market consensus has reassessed the company’s prospects and after upgrading forecasts is now looking for year on year growth of 30%+ in the coming two quarters. We hold it because of its skills in PCB laminates. Previously the focus has been on mobile phones; the unnoticed advances have come in IT infrastructure (servers, switches and telecom equipment). The prospect of taking a 20%-25% market share in Intel’s Whitely server platform is significant, as is the growth in share of high margin 400G network switches used in data centres which provide increased bandwidth/capacity.

The weakest stock in the period was New Oriental Education. The company’s operations had returned to revenue growth, but the regulatory environment is changing. The government in China has focused its attention on the after-school tutoring sector and while details are yet to be announced, Reuters has reported the likelihood of restrictions on when such services can be offered. The second weakest performer was Autohome, an e-commerce site for new and used vehicles in China. The company has been reviewing its 3 to 5-year strategy following the retirement of the Chairman/CEO and his replacement from Ping An Insurance Group came in January. Their plan is to scale back offline insurance and lead generation for smaller dealers as the market is likely to become more concentrated. Instead, there is a new focus on the e-commerce model for new energy vehicles, greater data management and cross-selling and improvements to domain traffic operations.

2.	Portfolio Position

There were no changes to the portfolio during the period.

At the end of the period, the main sector overweights were in Information Technology and Consumer Discretionary while the main underweight was in Financials. The Fund’s largest exposures on a country basis are to China, Taiwan, India, Singapore, Australia and the US. The Fund is significantly overweight in China and moderately overweight in the US and Singapore. The US weighting consists of two American companies who derive most of their revenue from the Asia region. The Fund is moderately underweight in Australia and Korea.

3.	Outlook

We think we are moving into an investment environment that is different from that which has prevailed over the past 10 years, and maybe over the last 40 years. Big government spending is back in vogue with Keynesian economics gaining ground against the monetarist approach that has dominated in the US. Supply chain re-ordering, trade frictions and higher input costs all put inflation back onto the agenda. Ultra-low interest rates may have to give way in this new world. The focus of our attention is on companies whose operations command higher margins and whose strengths (management, capital base, product line up and internal cash generation) can form a defence against margin erosion.

Our focus remains on companies that show evidence of good management, strong market positioning, with pricing power and strong balance sheets. Consumer behaviour following an exit from pandemic conditions is not certain. Recent jobs data from the US for example, showed both strong new jobs creation as one might expect, but it also showed higher unemployment, also as one might expect.

Edmund Harriss

July 2021

The Fund invests in foreign securities, which involves political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. Investments focused in a single geographic region may be exposed to greater risk and more volatility than investments diversified among various geographies. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility.

The MSCI AC (All Country) Far East ex Japan Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of the Far East, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2021

GUINNESS ATKINSON ASIA FOCUS FUND

		Fund Manager:
# of Holdings in Portfolio:	34	Edmund Harriss
Portfolio Turnover:	12.5%	Sharukh Malik
% of Stocks in Top 10:	37.9%	Mark Hammonds

Top 10 Holdings (% of net assets)
Elite Material Co., Ltd.	4.5%
Geely Automobile Holdings Ltd.	4.0%
Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	3.8%
Samsung Electronics Co., Ltd.	3.7%
DBS Group Holdings Ltd.	3.7%
KT&G Corp.	3.7%
China Merchants Bank Co., Ltd. - H Shares	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.7%
Shenzhou International	3.6%
Sonic Healthcare Ltd.	3.6%

Industry Breakdown (% of net assets)
Commercial Banks	7.4%	Entertainment Software	3.4%
Building & Construction Products - Miscellaneous	6.9%	Machinery - General Industries	3.4%
Semiconductor Components - Integrated Circuits	6.6%	Pharmaceuticals	3.4%
E-Commerce/Services	6.3%	E-Commerce/Products	3.3%
Electronic Component Miscellaneous	4.5%	Internet Application Software	3.1%
Auto - Cars/Light Trucks	4.0%	Food - Dairy Products	3.0%
Batteries/Battery Systems	3.8%	Schools	3.0%
Electronic Components - Semiconductor	3.7%	Auto/Truck Parts & Equipment	2.9%
Tobacco	3.7%	Insurance	2.8%
Textile - Apparel	3.6%	Photo Equipment & Supplies	2.8%
MRI/Medical Diagnostic Imaging	3.6%	Machinery - Construction & Mining	2.7%
Computer Data Security	3.4%	Metal Processors & Fabricators	2.7%
Travel Services	3.4%	Building Products - Cement/Aggregates	2.2%

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at June 30, 2021 (Unaudited)

Shares	Common Stocks: 99.5%	Value
	Australia: 7.0%
40,819	Corporate Travel Management Ltd.	$657,813
24,111	Sonic Healthcare Ltd.	694,304
		1,352,117
	China: 61.9%
10,600	Alibaba Group Holding Ltd. - ADR	637,706
6,700	Autohome Inc. - ADR	428,532
2,900	Baidu Inc.* -ADR	591,310
76,169	Beijing Oriental Yuhong - A Shares	651,494
276,000	China Lesso Group Holdings Ltd.	681,087
82,500	China Merchants Bank Co., Ltd. - H Shares	703,943
245,000	Geely Automobile Holdings Ltd.	771,512
100,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	573,431
7,800	JD.com Inc. - ADR	622,518
180,840	NARI Technology Co., Ltd. - A Shares	649,802
5,700	NetEase Inc. - ADR	656,925
69,900	New Oriental Education & Technology Group Inc. - ADR*	572,481
56,000	Ping An Insurance Group Company of China Ltd. - H Shares	548,511
114,600	Sany Heavy Industry Co., Ltd. - A Shares	515,086
27,800	Shenzhou International	702,134
659,000	Sino Biopharmaceutical Ltd.	646,752
8,000	Tencent Holdings Ltd.	601,728
147,400	Venustech Group Inc. - A Shares	661,143
78,160	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	726,772
		11,942,867
	Singapore: 3.7%
32,362	DBS Group Holdings Ltd.	717,391

	South Korea: 10.4%
38,530	Hanon Systems	564,359
9,550	KT&G Corp.	713,352
10,050	Samsung Electronics Co., Ltd.	717,790
		1,995,501

GUINNESS ATKINSON ASIA FOCUS FUND

Schedule of Investments

at June 30, 2021 (Unaudited)

Shares	Common Stocks: 99.5%	Value
	Taiwan: 16.5%
79,000	Catcher Technology Co., Ltd.	$515,018
110,000	Elite Material Co., Ltd.	858,959
4,800	Largan Precision Co., Ltd.	532,999
32,000	Novatek Microelectronics Corp.	571,971
2	Shin Zu Shing Co., Ltd.	8
33,000	Taiwan Semiconductor Manufacturing Co., Ltd.	703,322
		3,182,277

	Total Common Stocks	$19,190,153
	(cost $11,135,437)

	Total Investments in Securities	19,190,153
	(cost $11,135,437): 99.5%

	Other Assets less Liabilities: 0.5%	93,622

	Net Assets: 100.0%	$19,283,775

*	Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

1.	PERFORMANCE

Average annual Total returns	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	4.40%	32.00%	8.50%	14.76%	4.74%
Benchmark Index:
Hang Seng Composite Index	6.33%	29.76%	7.84%	13.24%	6.95%

For the Fund’s current one-year expense ratio, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

At the end of the first half of the year, the Fund rose 4.40% compared to the Hang Seng Composite Index which rose 6.33%.

The MSCI China Net Total Return Index (NTR) rose 1.8% while MSCI Hong Kong increased 10%. The CSI 300 Index increased 2.1%. In China, the strongest sectors were Energy (total return of +25.7%), Health Care (+24.4%) and Industrials (+14.3%) while the weakest were Consumer Staples (-5.6%), Information Technology (-4.4%) and Consumer Discretionary (-2.7%). In Hong Kong, the Real Estate and Financials indices rose 15.5% and 6.7% respectively. In the Fund, strong performers were China Medical System, China Lesso, Yuhong Waterproof and CSPC Pharmaceutical. Weaker stocks were New Oriental Education, Autohome, Ping An Insurance, Supor and Yili.

The Fund is designed to give exposure to the seven structural growth themes we have identified in China:

●	Rise of the Middle Class
●	Sustainability
●	Manufacturing Upgrades
●	Healthcare
●	Cloud Computing & Artificial Intelligence
●	Next Gen Consumer
●	Financial Services

Once we have identified companies which give exposure to these themes, we also apply a set of quantitative filters to identify quality, profitable companies with strong balance sheets. Quality is defined as a return on capital above the cost of capital while a strong balance sheet is defined as debt/equity less than 150%. These filters reduce the universe from an initial ~1,600 companies to ~800 companies, of which we pick 31 to form an equally weighted portfolio.

We are interested in businesses which have a good structural growth theme to take advantage of, and can translate this opportunity into earnings and cashflow growth. When looking at a company, we break down the financial statements to understand the evolution of the various types of cashflow. We are looking for businesses that can convert their gross cashflow into operating cashflow (which takes into account working capital). Then we look at the uses of cash and the potential returns on these investments – we are looking for businesses that are making good capital allocation decisions. Another important part of the process is to make sure we are comfortable with the accounting decisions the company has made, and that we trust the information shown to us. The next stage is to look into the history of management, and to ultimately judge whether we trust them to run the company well. A review is then conducted to understand the key risks to the company and what management is doing to address them. The final stage is to consider valuations, where ultimately we are looking for companies that can grow earnings by enough to offset a potential valuation derating. Alternatively, we are looking for companies that can grow earnings by enough to offset a moderate increase in discount rates.

China Medical System was by far the strongest stock in the portfolio, rising 139%. The company was historically a contract sales organisation that sold drugs on behalf of foreign companies in China. Its focus was on generics, an area in which the government has initiated significant price cuts to lower overall healthcare costs. As a business dealing exclusively in generics, CMS’s share price sold off sharply in 2019 and was weak in 2020. We felt the share price during this period was implying the worst case scenario, so we continued to add to the position as part of the Fund’s rebalancing process. Over time, CMS has delivered. Price cuts for its generic products have been well below average. The business has signed deals to build its innovative pipeline, where pricing power is much higher compared to generics. In 2020, CMS delivered revenue growth of 14% and earnings per share growth of 30%.

Lesso is China’s largest manufacturer of plastic pipes. It has benefited from positive earnings revisions and a valuation rerating. Lesso is expanding its plastic pipes business into the agricultural sector which is a sensible decision, as it is a natural extension of the existing business. Potential applications include irrigation systems and marine aquaculture. Lesso is also expanding its overseas business as it is building a new production base in Indonesia and is planning another for Cambodia.

Yuhong is a manufacturer of waterproofing materials. Like Lesso, it has also benefited from positive earnings revisions and a valuation rerating. Water leakages remain a significant problem in China and building standards should become stricter over time, entrenching Yuhong’s strong position.

New Oriental Education was the weakest stock in the portfolio and was sold for reasons explained in the next section.

Autohome is China’s largest online platform for car dealerships. The stock was very strong in the rally in the beginning of the year but has since been one of the weaker positions in the portfolio. New car sales growth slowed from 69% in the first quarter, to 12% in April and then turned negative in May. Management attribute this to delays in supply arising from the broader chip shortage. Whether looking at trailing or forward looking price-to-earnings ratios, the stock is trading at its lowest valuation since 2016. We think the valuation is too low for a growing, high return on capital business.

Other weaker stocks were Ping An Insurance, Supor and Yili. Earnings revisions for all three have broadly been flat this year and so they have suffered from valuation deratings. But overall, we do not think the investment case for any of the three has changed. All three managed to increase their asset base in 2020 while doing so at a high return on capital, which is value accretive.

2.	ACTIVITY

Anhui Conch Cement was sold as it is difficult to argue, with confidence, that earnings will meaningfully increase in the medium term. The long-term growth driver for the cement industry is ultimately driven by real estate and infrastructure and at least in the case of infrastructure, there are better names available such as Yuhong which is held in the fund. Conch Cement is a consolidator but is ultimately a price taker in the cement industry, and so has limited pricing power.

We sold Shenzhen Expressway as it is also difficult to identify the long-term structural growth drivers for the business. The company runs toll roads with revenue concentrated in Shenzhen and the broader Guangdong province. Though margins are relatively high, the business is very capital intensive and so asset turnover is low, resulting in a low overall return on capital.

New Oriental Education was sold after it became much likelier that the government would ban weekend and holiday tuition. These periods are significant revenue contributors, and we think that if the ban is to come into effect, there is only so much the company can do. In our view, a limited amount of classes can be shifted to weekdays but the government seems intent on reducing students’ workload. Earnings growth over the next few years seemed unlikely and so the position was sold.

We bought Xinyi Solar, which is the world’s largest manufacturer of solar glass and so through its economies of scale, benefits as the low-cost producer in the industry. However, its competitive advantage is not solely a function of its scale. The quality of Xinyi’s glass is high relative to its peers, so the company is well trusted by its clients. This is very important given the rising popularity of bifacial panels which need thinner and more durable glass. Tighter emissions standards also raise the cost of production, as well as the barriers to entry, protecting incumbents such as Xinyi. We believe that the company can grow earnings by enough to offset mean reversion in the valuation multiple. Policymakers in all major regions around the world are aiming to significantly increase investment into renewable energy sources which should bode well for Xinyi.

We bought Fuling Zhacai, a condiment company focused on the production of zhacai and paocai. Zhacai is made using mustard roots and is commonly eaten with rice and buns. Fuling Zhacai has a long history of manufacturing zhacai and has a market share of 36%. 28% of sales are from the South where the company is based, but there is a fairly even split between the other major regions of China. Fuling Zhacai has been able to pass on cost increases to its customers which is a strong indicator of its pricing power, allowing the company to earn a high return on capital over time.

3.	OUTLOOK

We believe the Fund’s equally weighted approach should help limit stock specific risk. This is important given the government’s increased attention towards online technology companies’ operations. Earlier in the year, Alibaba was fined $2.8bn for promoting “forced exclusivity”, which meant vendors on its platform could not sell their goods on other platforms. More generally, the government has been tightening up antitrust measures, which is an important issue globally. In July, Didi, which acquired Uber’s China operations, had its app removed from the various app stores days after it listed in the US. The justification from the government was that Didi did not have sufficient control over the personal information of its users. The government is likely concerned about potentially sensitive information flowing through to foreign entities, as Didi is listed in the US. We may be entering a phase where regulations mean the internet tech companies’ growth rates significantly slow down.

We argue that the Fund has diversified exposure to the various, long-term structural growth themes present in China. The online technology stocks come under the theme Next Gen consumer, which only accounts for 16% of the Fund. This means 84% of the Fund has exposure to other themes, such as the Rise of the Middle Class, encapsulating Home Improvements, Urbanisation, Beverages, Leisure and Food. Another theme is Sustainability, encapsulating Electric Vehicles, Energy Transition and Waste Reduction. Unlike the benchmark, the Fund is not dominated by online technology companies.

In our view, China remains committed to developing and modernising its economy around consumption and key pillars of industry. Some of these pillars include robotics, electric vehicles, power equipment and medical devices. Even though technology businesses are being forced to adapt to new rules, we still expect them to play a significant role in helping China achieve its goals. The digital economy accounts for 40% of China’s GDP according to economists from Goldman Sachs, while China Tech/Internet stocks also account for 40% of the region’s market capitalisation. This highlights the important role these companies play.

In this evolving environment, our equally weighted approach to portfolio construction helps us deliver meaningful exposure to the online tech stocks but also helps us limit stock specific risk. This stock specific risk is clearly evident in the dominance of a small number of technology stocks in the benchmark index.

Edmund Harriss and Sharukh Malik

July 2021

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The China and/or Hong Kong stock markets in which the Fund invests may experience periods of volatility and instability. These fluctuations may cause a security to be worth less than it was at the time of purchase. Market risk applies to individual securities, a particular sector or the entire economy. China and/or Hong Kong stocks may fall out of favor with investors, the value of Chinese currencies may decline relative to the U.S. dollar and/or China or Hong Kong stock markets may decline generally. The Fund invests in invest in small-cap or mid-cap, which involve additional risks such as limited liquidity and greater volatility, than investments in larger companies.

The Hang Seng Composite Index is a market capitalization weighted index that covers about 95% of the total market capitalization of companies listed on the main board of the Hong Kong Stock Exchange. This index is unmanaged, not available for investment and does not incur expenses.

Price-to-earnings ratio is a ratio of the company’s share price to earnings per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2021

GUINNESS ATKINSON CHINA & HONG KONG FUND

		Fund Manager:
# of Holdings in Portfolio:	30	Edmund Harriss
Portfolio Turnover:	17.1%	Sharukh Malik
% of Stocks in Top 10:	37.9%

Top 10 Holdings (% of net assets)
Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	4.5%
Xinyi Solar Holdings Ltd.	4.0%
China Medical System Holdings	3.8%
NetEase Inc. - ADR	3.7%
China Resources Gas Group Ltd.	3.7%
China Merchants Bank Co., Ltd. - H Shares	3.7%
CSPC Pharmaceutical Group Ltd.	3.7%
China Lesso Group Holdings Ltd.	3.7%
Beijing Oriental Yuhong Waterproof Technology Co., Ltd. - A Shares	3.6%
Geely Automobile Holdings Ltd.	3.6%

Geographic Breakdown (% of net assets)
China	88.0%
Hong Kong	10.4%

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at June 30, 2021 (Unaudited)

Shares	Common Stocks: 98.4%	Value
	Appliances: 5.5%
560,200	Haier Electronics Group Co., Ltd.*	$1,955,285
181,009	Zhejiang Supor Cookware - A Shares	1,785,266
		3,740,551
	Auto/Cars - Light Trucks: 3.6%
774,000	Geely Automobile Holdings Ltd.	2,437,348

	Auto/Truck Parts & Equipment: 2.6%
797,480	Weichai Power Co., Ltd. - H Shares	1,772,794

	Batteries/Battery System: 4.6%
338,240	Wuxi Lead Intelligent Equipment Co., Ltd. - A Shares	3,145,129

	Building Products: 7.7%
301,230	Beijing Oriental Yuhong Waterproof Technology Co., Ltd. - A Shares	2,576,502
1,062,000	China Lesso Group Holdings Ltd.	2,620,702
		5,197,204
	Casino Hotels: 3.0%
257,000	Galaxy Entertainment Group Ltd.	2,057,178

	Commercial Banks: 4.0%
319,500	China Merchants Bank Co., Ltd. - H Shares	2,726,179

	Computer Data Security: 3.4%
511,650	Venustech Group Inc. - A Shares	2,294,937

	E-Commerce/Services: 10.1%
31,300	Alibaba Group Holding Ltd. - ADR	2,236,307
35,200	Autohome Inc. - ADR	2,251,392
29,700	JD.com Inc. - ADR	2,370,357
		6,858,056
	Energy-Alternate: 4.3%
1,348,000	Xinyi Solar Holdings Ltd.	2,909,790

	Food-Dairy Products: 6.2%
355,800	Chongqing Fuling Zhacai Group Co., Ltd.	2,071,745
374,800	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	2,134,280
		4,206,025
	Gas-Distribution: 4.1%
456,000	China Resources Gas Group Ltd.	2,736,834

	Home Furniture: 2.7%
485,700	Suofeiya Home Collection - A Shares	1,817,329

GUINNESS ATKINSON CHINA & HONG KONG FUND

Schedule of Investments

at June 30, 2021 (Unaudited)

Shares	Common Stocks: 98.4%	Value
	Insurance: 2.5%
175,500	Ping An Insurance Group Company of China Ltd. - H Shares	$1,718,993

	Internet Application Software: 3.2%
28,400	Tencent Holdings Ltd.	2,136,136

	Internet Content - Entertainment: 4.1%
23,875	NetEase Inc. - ADR	2,751,594

	Machinery-General Industry: 6.0%
651,600	NARI Technology Co., Ltd. - A Shares	2,341,355
376,700	Sany Heavy Industry Co., Ltd. - A Shares	1,693,132
		4,034,487
	Pharmaceuticals: 11.5%
1,096,000	China Medical System Holdings	2,886,699
1,878,400	CSPC Pharmaceutical Group Ltd.	2,719,269
2,183,500	Sino Biopharmaceutical Ltd.	2,142,920
		7,748,888
	Real Estate Operations/Development: 3.3%
974,500	China Overseas Land & Investments Ltd.	2,214,003

	Retail - Apparel/Shoe: 2.8%
2,914,000	China Lilang Ltd.	1,891,550

	Web Portals: 3.2%
10,500	Baidu Inc.*	2,140,950

	Total Common Stocks	$66,535,956
	(cost $44,977,715)

	Total Investments in Securities	66,535,956
	(cost $44,977,715): 98.4%

	Other Assets less Liabilities: 1.6%	1,092,459

	Net Assets: 100.0%	$67,628,415

*	Non-income producing security.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL ENERGY FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

1.	PERFORMANCE

Average Annual Total Returns	6 Months (Actual)	1 Year	3 Years	5 Years	10 Years
Fund	35.45%	51.10%	-10.51%	-2.71%	-4.90%
Benchmark Index:
MSCI World Energy Index (net return)	32.36%	40.97%	-7.23%	-0.55%	-1.51%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

The Global Energy Fund in the first six months of 2021 produced a total return of 35.45%. This compares to the price return of the Morgan Stanley Capital International World Energy Index (net return) of 32.36%. The fund was ahead of the broad US market which was up over the period, as exemplified by the S&P500 Index’s total return of 15.24%.

2.	ACTIVITY

There were no companies bought or sold outright in the portfolio during the period, though the portfolio was actively rebalanced.

3.	MARKET BACKGROUND & PORTFOLIO REVIEW

The first half of 2021 has seen a sustained improvement in the balance of the oil market. OPEC have kept their discipline, maintaining their production quotas at levels which have allowed global oil inventories to tighten. The recovery in global oil demand has been uneven, with new European lockdowns and rampant cases of COVID in India coming as setbacks. Overall, though, rising mobility and a surge in freight and industrial activity have helped to improve oil consumption significantly. Oil prices have responded positively, with the Brent spot price up by around 50% since the start of the year, creating a positive backdrop for oil & gas equities.

Global oil demand in the first half of 2021 is estimated to have risen by around 6m b/day (vs 1H 2020), as post-COVID recovery gained momentum. After expanded lockdowns in the first quarter, accelerated vaccination programmes contributed to mobility improving in US and Europe. Freight and industrial activity surged. The recovery in activity in developed markets is faster than many were assuming earlier this year, helping offset a slower recovery in parts of South Asia and Latin America. The area of oil demand that continues to lag is aviation. Globally, commercial flights per day remained around 30% lower than in 2019. Even in this sector, however, there are signs of improvement. The recovery in US jet demand is accelerating, with jet fuel demand for domestic flights now around 15% below 2019 levels, having started the year 35% below.

Building an accurate view of annual global oil demand for 2021 depends on the path of the COVID recovery, and that remains uncertain. The IEA’s best estimate is for a recovery in demand in 2021 of around 5.5m b/day, followed by a 3m b/day rise in 2022. This would put global oil demand in 2022 on course for 99.5m b/day, around the same level as demand in 2019.

OPEC, led by Saudi, have been focused this year on micromanaging the oil market as demand improves. Their approach has also been a cautious one, returning oil to the market but in volumes that have kept the overall balance tight. Outside OPEC+, there has been no significant supply response, leaving the direction of the oil price in OPEC’s hands.

OPEC+ started the year with quotas 7.8m b/day below ‘base line’. Saudi reacted to the softness in European demand in the first quarter with the unilateral decision to remove a further 1m b/day from the market. Since then, OPEC+ has been increasing its supply in accordance with the 2020 quota agreement, reducing the quota cut by June to 5.8m b/day. The group has been disciplined, maintaining at least 100% compliance with quotas every month so far in 2021.

With the possibility of an overheating oil market, the Saudi energy minister responded in June by stating, "I’ll believe it when I see it.", indicating Saudi’s continued conservative output policy. However, with Brent oil prices over $70/bl, tensions within the OPEC+ group have risen, with Russia content to see a lower price than Saudi and UAE scrapping for greater market share.

The reduced investment in 2020/2021 further compounds an already weakened outlook for oil project investment, increasing the risk that new large-scale oil projects will not be sufficient to satisfy demand. 2021 is shaping up to be the lowest year for large project additions since the early 2000s. And on average, the production outlook (ex US shale and Russia) in 2021-2026 is around 0.5m b/day lower per year than it was in 2017-2019. This anticipated slow down reflects the lower oil and gas investment seen between 2016 and 2021 and is unlikely to change even if oil prices recover from here.

For US shale oil, production has recovered from the lows of May/June 2020, but still sits around 1.4m b/day below the November 2019 peak of 10.4m b/day.

The last rebound in production, post the 2016 trough, was achieved thanks to equity and debt markets that kept on giving, combined with a producer mentality that favoured growth over returns. Even before the collapse in oil prices last March, producers had started to show better capital discipline that was slowing supply growth. And so far this year, shale oil producers have been adding back drilling rigs at a lower pace than in the 2016 cycle, with equity markets rewarding companies that are prioritising free cashflow and dividends over the recycling of cashflow into additional drilling.

Overall, non-OPEC supply is expected to recover by 0.8m b/day in 2021, having fallen by 2.5m b/day in 2020. By comparison, given that demand will rebound by over 5m b/day this year, it has fallen to OPEC to control market balance.

Thanks to the events described above, spot oil prices rose strongly were during the first half of 2021. Brent started the year at $51/bl, moved up to nearly $70/bl in early March, before falling to the low $60s/bl. The price then resumed its upwards trajectory, reaching $75/bl by the end of June. Brent spot has averaged $65/bl so far this year, versus $42/bl last year. The five-year forward Brent price opened the year at $49/bl and rose steadily by the end of June to $59/bl.

WTI oil prices in the US followed a similar path, with WTI reaching $73/bl by the end of June. Five-year forward WTI was up from $45/bl to $54/bl.

For natural gas, a number of factors have come together across the globe to drive prices materially higher. Surging industrial activity as many economies recover from COVID, a cold start to the summer in Europe, drought in Brazil curbing hydro output, then extreme North American heat in June, have acted to create unusually tight markets. The European gas price (using UK NBP) rose from $7.7/mcf to $12.0/mcf; Japanese LNG prices rose from $7.3/mcf to $13.0/mcf; and the US spot price (Henry Hub) rose from $2.5/mcf to $3.6/mcf. In the US, exports of LNG have reached new highs of around 11Bcf/day, as the arbitrage between US and European/Asian prices has been wide enough to incentivise export operations running at full capacity.

Given the strength in oil and gas prices, the first half of 2021 has been positive period for energy equities.

On a stock-by stock-basis in the fund, our three US shale oil biased exploration and production companies (Devon Energy Corp +89%; EOG Resources +69%; Pioneer Natural Resources +44%) were strong performers, enjoying a high degree of operational leverage to rising oil prices. US integrateds (Exxon +57%; Chevron +27%) and our US refining holding (Valero +42%), also outperformed, benefitting from growing optimism around the US refining environment. Another other subsector within the fund that outperformed over the first half of 2021 was Canadian integrateds (Imperial Oil +63%; Canadian Natural Resources +55%; Suncor +45%), with high cost oil sands operations enjoying oil price leverage and growing free cashflow profiles.

Natural gas producers also did well, thanks to strength in the underlying commodity. Petrochina, which controls the majority of China’s domestic natural gas reserves, was the stand-out larger cap gas name in the fund, up 62% since the start of the year.

Weaker subsectors in the fund included European majors (Galp +5%; Total +9%; Royal Dutch Shell +15%), the common theme here being weaker prospects for downstream earnings as COVID-related lockdowns stepped up again across the continent, dampening product demand. We were reasonably pleased with the oil service exposure in the fund (Schlumberger +48%; Helix +36%), though much of the wider energy services sector remained weighed down by excess capacity concerns.

The sector and geographic weightings of the portfolio at June 30, 2021 and December 31, 2020 were as follows:

Sector breakdown (%)	June 30, 2021	Dec. 31, 2020
Integrated Oil & Gas	56.6	56.4
Oil & Gas Exploration & Production	24.8	24.1
Oil & Gas Drilling	0.0	0.0
Oil & Gas Equipment & Services	4.8	5.1
Coal & Consumable Fuels	0.0	0.0
Oil & Gas Refining & Marketing	7.1	7.2
Oil & Gas Storage & Transportation	4.3	4.3
Solar	1.1	2.2
Cash	1.3	0.7
TOTAL	100	100

Geographic breakdown (%)	June 30, 2021	Dec. 31, 2020
US	35.1	33.1
Canada	17.1	15.6
UK	6.6	8.5
Latin America, Hong Kong & Russia	13.5	13.2
Europe (ex UK)	26.4	28.9
Cash	1.3	0.7
TOTAL	100	100

4.	OUTLOOK

Following the extraordinarily challenging events of the past eighteen months, market conditions for oil have swung firmly in OPEC’s favour. Owing to significant quota cuts since May 2020, the group still has a high level of spare production capacity, which tends to be bearish for prices. However, the anaemic supply response from non-OPEC countries in the COVID recovery has opened the door for OPEC to take control of the market again, as they did for much of the 1998-2008 period.

After a record surplus of oil in inventories in the middle of 2020, which pushed oil prices below $20/bl, OPEC’s management of the global oil balance has resulted in much of the excess being worked off. Indeed, the pendulum has swung to a tight market, with the production increases agreed by OPEC at the start of July potentially not sufficient to prevent further tightness over the coming months. Hence, talk in the oil market has moved quickly to issues of inflation and demand destruction, should prices rise further from here. In some areas of the non-OECD, oil prices in local currency terms are already within touching distance of all-time highs. No surprise then that the Indian government, for example, has been vocal in its demands for OPEC to manage the oil price lower from here.

The path for oil demand will vary region by region, affected by price and how rapidly economies open up after COVID. The inflection in gasoline and distillate consumption, plus strength in petrochemical feedstock demand, likely continues for the remainder of the year, whilst the ongoing weakness in jet fuel recovery implies a longer period before jet demand reaches its previous peak. Overall, the IEA forecast demand in 2021 is 96.4m b/day, up by 5.4m b/day versus 2020. Demand is expected to rise in 2022 to 99.5m b/day, back essentially to the 2019 peak.

OPEC+ will be looking for the rest of this year to manage supply back into the market as the oil demand recovery allows. Tensions emerged at the July OPEC meeting, with a failure to agree on the UAE’s demands for greater market share within the group resulting in no agreement around further supply increases in 2021. The likelihood is that OPEC agree on a further 2-2.5m b/day of supply increase for the remainder of the year, which looks needed to offset the recovery in demand, but until agreement is reached, the risk of a short-term ‘blow up’ is there.

Iran remains another main wildcard within OPEC, with a return of Iranian exports (likely at the latter part of 2021) if negotiations around their nuclear programme progress as expected. We expect this to be absorbed in OPEC’s plans.

We see little threat to OPEC from US shale production for the rest of the year, though 2022 will see some pick up. Average US shale oil production in 2021 will be lower than in 2020. Non-OPEC (ex US shale) will take its share of the OPEC+ quota increases, but beyond that, there will be no major roll-out of large new projects, the cycle having peaked in 2020.

Ultimately, Saudi as OPEC ‘kingpin’ requires over $70/bl to create fiscal breakeven for themselves. We believe that they continue to work to achieve an average price as close to this level as is sustainable, but mindful that too high a price is not in their interests as it will stimulate non-OPEC supply once again.

The recovery in crude prices so far this year has been accompanied by a strong rally in oil & gas equities, as the market adjusts to the tighter oil balance. The rise in energy equities has lifted the price-to-book ratio for the energy sector at the end of June to around 1.5x, having fallen as low as 0.7x in March 2020. This compares to the S&P 500 trading at over 4.5x. On a relative price-to-book (P/B) basis (versus the S&P500), therefore, the valuation of energy equities still sits close to a 55-year low, at 0.33x.

We see the P/B ratio for the energy sector as driven by levels of return on capital employed ROCE, which remain depressed compared to history.

Having recovered to around 7% in 2019, the collapse in oil prices in 2020 brought ROCE for the Guinness Atkinson Global Energy Fund down to around 1%, just below the level seen in 2016 when the Brent oil price averaged $45/bl. Our case base assumption sees the Brent oil price recover to average $64/bl/$60/bl in 2021 and 2022. In these circumstances, ROCE would rise to around 8% in both years, implying strong upside on a P/B basis.

Our portfolio is currently tilted to oil over gas. The predominant theme being companies that are well placed to weather volatility in oil markets, but that offer good upside potential in the oil price environment we describe above.

Will Riley, Jonathan Waghorn & Tim Guinness

July 2021

The Fund invests in foreign securities, which involve political, economic, currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. The Fund’s focus on the energy sector to the exclusion of other sectors exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various sectors.

The MSCI World Energy Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged and is not available for investment, and do not incur expenses.

MCF is an abbreviation denoting a thousand cubic feet of natural gas.

Price to Book Ratio (P/B Ratio) a ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and it is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2021
GUINNESS ATKINSON GLOBAL ENERGY FUND

		Fund Managers:
# of Holdings in Portfolio:	33	Timothy Guinness
Portfolio Turnover:	5.9%	Will Riley
% of Stocks in Top 10:	42.6%	Jonathan Waghorn

Top 10 Holdings (% of net assets)
Exxon Mobil Corp.	4.7%
Imperial Oil Ltd.	4.6%
Enbridge Inc.	4.3%
OMV AG	4.2%
Devon Energy Corp.	4.2%
EOG Resources Inc.	4.2%
Suncor Energy, Inc.	4.1%
Gazprom OAO - ADR	4.1%
BP PLC	4.1%
Chevron Corp.	4.1%

Geographic Breakdown (% of net assets)
United States	35.5%	France	3.9%
Canada	17.1%	Norway	3.9%
China	9.2%	Spain	3.8%
United Kingdom	5.9%	Italy	3.6%
Austria	4.2%	Portugal	3.0%
Russia	4.1%	Singapore	0.2%
Netherlands	4.0%

GUINNESS ATKINSON GLOBAL ENERGY FUND
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares	Common Stocks: 98.4%	Value
	Energy - Alternate Sources: 1.1%
1,162	Maxeon Solar Technologies Ltd	$24,902
4,500	SunPower Corp.*	131,490
		156,392
	Oil & Gas - Exploration & Production: 24.8%
15,100	Canadian Natural Resources Ltd.	548,382
262,000	CNOOC Ltd.	297,961
9,200	ConocoPhillips	560,280
2,311,662	Deltic Energy PLC	50,360
20,000	Devon Energy Corp.	583,800
61,940	Diversified Gas & Oil PLC	90,131
298,417	EnQuest PLC*	85,650
6,950	EOG Resources Inc.	579,908
93,214	JKX Oil & Gas PLC*	32,233
137,690	Pharos Energy PLC	48,661
3,250	Pioneer Natural Resources Company	528,190
5,221,570	Reabold Resources PLC*	31,779
		3,437,335
	Oil & Gas - Field Services: 4.8%
27,380	Helix Energy Solutions Group, Inc.*	156,340
15,900	Schlumberger Ltd.	508,959
		665,299
	Oil & Gas - Integrated: 59.4%
131,140	BP PLC	571,387
5,420	Chevron Corp	567,691
824,000	China Petroleum & Chemical	417,078
41,500	Eni SpA	505,436
25,300	Equinor ASA	535,326
10,450	Exxon Mobil Corp	659,186
38,150	Galp Energia Sgps Sa	414,056
75,550	Gazprom OAO - ADR	575,842
21,151	Imperial Oil Ltd.	644,891
10,278	OMV AG	584,691
1,162,000	PetroChina Co., Ltd. - H Shares	565,712
41,831	Repsol SA	523,556
27,810	Royal Dutch Shell PLC - Class A	560,790
24,076	Suncor Energy, Inc.	576,884
12,030	TOTAL SA	544,334
		8,246,860

GUINNESS ATKINSON GLOBAL ENERGY FUND
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares	Common Stocks: 98.4%	Value
	Oil & Gas - Pipelines and Transportation: 4.3%
14,900	Enbridge Inc.	$596,596

	Oil Refining & Marketing: 4.0%
7,169	Valero Energy, Corp.	559,756

	Total Common Stocks	$13,662,238
	(cost $16,060,093)

	Total Investments in Securities	13,662,238
	(cost $16,090,093): 98.4%

	Other Assets less Liabilities: 1.6%	218,102

	Net Assets: 100.0%	$13,880,340

*	Non-income producing security.

ADR - American Depository Receipt
PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND
SEMI-ANNUAL REPORT FOR THE PERIOD ENDED
JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS	6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
FUND
Investor Class	14.41%	45.94%	20.99%	21.82%	16.30%
Institutional Class*	14.55%	46.26%	21.29%	22.12%	16.46%
BENCHMARK INDICES:
MSCI WORLD INDEX (Net Return)	13.05%	39.04%	14.96%	14.82%	10.64%
NASDAQ COMPOSITE INDEX	12.92%	45.23%	25.67%	25.79%	19.31%

Fund performance (Total Return in USD). Bloomberg and Guinness Atkinson Asset Management

*

Institutional Class shares commenced on December 31, 2015. The performance figures for the Institutional Class shares include the performance of Investor Class shares for the period prior to the inception date of the Institutional Class shares.

For the Fund’s current six-month expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

Summary

Over the first half of 2021, the Guinness Atkinson Global Innovators Fund produced a total return of 14.41% (in USD) vs the MSCI World Index net total return of 13.05% (in USD). The fund therefore outperformed the benchmark by 1.36%.

Performance

Going into the new year there was optimism as two of 2020’s main uncertainties became a little clearer. Three COVID-19 vaccines showed high efficacy rates and began to roll out across nations, while Joe Biden and the Democrats were able to win both chambers of Congress after taking two key Senate seats in Georgia. Both of which made for enthusiasm of a recovery in the global economy in 2021 backed by further fiscal stimulus and the vaccination roll out. However, while equity markets generally rose across Q1, it was not smooth sailing. US Treasuries sold off sending yields higher on rising optimism and greater inflation expectations, negatively affecting the more interest-sensitive sectors including IT. Value came back into vogue as Banks benefitted from the steepening yield curve and Energy benefitted from a rising oil price. Overall, the markets were buoyed by increasingly optimistic growth expectations, both by companies and bodies including the IMF, governments continued their unprecedented fiscal policies including newly elected President Biden’s proposed $2tn package, while central banks continued to hold rates low while assuring they will remain low for some time.

For the 1st quarter of 2021, the MSCI World Index had a total return of 4.92% (in USD). The Guinness Global Innovators Fund had a total return of 4.18% (in USD) over the same period, thereby underperforming the MSCI World Index by 0.74%.

During the quarter, the fund’s main performance drivers were as follows:

●	Not owning any Energy or Bank stocks was a drag on performance from an asset allocation perspective.
●	Stock selection from the fund’s consumer discretionary exposure was a drag, primarily from exposure to New Oriental Education (-24.7% USD).
●

Conversely, although the IT sector was a laggard over the quarter, the semiconductor industry vastly outperformed its hardware and software counterparts, up 11.5% (MSCI World Semiconductor Index, USD) over the quarter. With generally bullish management commentary, industry supply constraints, and continued growth in capital expenditure from leading foundries, the fund’s semiconductor exposure was the fund’s largest contributor to performance primarily from the semiconductor equipment manufacturers, Applied Materials (55.1%), KLA Corp (28.0%), and LAM Research (26.3%), which ended the quarter as the fund’s 3 best performers.

The 2nd quarter of 2021 saw a reversal of the market trends that dominated in the first quarter of the year, with growth stocks returning to favour and so-called ‘reflation trade’ stocks, such as cyclical and value shares, underperforming. Market participants began to re-rate ‘higher duration’ equites such as growth stocks as the yield curve flattened and market-implied measures of future inflation such as breakeven rates retreated. The market also rewarded ‘quality’ companies, which as a factor had lagged so far in 2021, as these higher quality stocks were deemed to be better placed in the current environment due to their more consistent, albeit often lower, growth and strong balance sheets. From a fundamental perspective, these stocks’ (quality, growth) relative valuations also looked more compelling compared to value and cyclical stocks which had seen significant multiple expansion in the recovery phase seen since November 2020 when news of successful vaccines first broke.

For the 2nd quarter of 2021, the MSCI World Index had a total return of 7.74% (in USD) over the quarter. The Guinness Global Innovators Fund had a total return of 9.82% (in USD) over the same period, thereby outperforming the MSCI World Index by 2.08%.

During the quarter, the fund’s main performance drivers were as follows:

●	The fund’s overweight exposure to IT - the best performing sector over the quarter – was a positive contributor to relative performance from asset allocation perspective.
●

Further, while the Industrial sector was the second worst performing sector over the quarter, strong stock selection drove positive attribution, particularly from Roper Technologies (+16.7% USD) and ABB (+11.9%) which reported results in April that beat expectations.

●	From a regional perspective, stock selection from the fund’s US exposure was the largest contributor with Nvidia, in particular the fund’s best performing stock (+49.9%) over the quarter.
●	More broadly, whilst value had outperformed growth stocks in Q1, the latter returned to favour as the recovery phase that was driven by value stocks, faded.

Activity

Over the first six months of 2021, we sold two positions, Check Point Software and New Oriental Education, and initiated two positions in Taiwan Semiconductor Manufacturing and Apple.

Outlook

We believe that the outlook continues to be positive with a strong economic recovery underway in the US and Europe, supported by accommodative central bank policies and Fiscal support and that higher quality growth stocks are well placed due to their more consistent growth, strong balance sheets, and in the case of Global Innovators, secular themes underlying their long-term prospects. Our focus on valuation (and specifically that attached to future growth) should continue to help us avoid the hyped up and unsustainable areas of the market which have proliferated more recently.

Ian Mortimer & Matthew Page

July 2021

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be invested in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

The approach of the Fund is not to provide access to the most innovative companies in the world but rather to look at companies using the ‘prism’ of innovation to highlight those we think might be winners in the future - and then only buy them if they are offering reasonable value compared to those future expectations. We are firm believers that innovative companies may outperform in the future and that a value discipline to stock selection has the potential to add to that performance.

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The NASDAQ Composite Index is a market capitalization-weighted index that is designed to represent the performance of the National Market System, which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged and are not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security

FUND HIGHLIGHTS at June 30, 2021
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

		Fund Managers:
# of Holdings in Portfolio:	30	Dr. Ian Mortimer
Portfolio Turnover:	11.6%	Matthew Page
% of Stocks in Top 10:	35.7%

Top 10 Holdings (% of net assets)
Facebook Inc.	4.0%
Applied Materials Inc.	3.7%
Roper Industries, Inc.	3.6%
PayPal Holdings, Inc.	3.6%
Adobe Inc.	3.6%
Alphabet Inc. - A Shares	3.5%
Cisco Systems Inc.	3.5%
Danaher Corp.	3.4%
Visa Inc.	3.4%
Lam Research Corp.	3.4%

Geographic Breakdown (% of net assets)
United States	71.6%	Ireland	3.3%
Germany	6.2%	France	2.9%
China	5.9%	Taiwan	2.9%
Switzerland	3.4%	South Korea	2.9%

GUINNESS ATKINSON GLOBAL INNOVATORS FUND
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares	Common Stocks: 99.1%	Value
	Application Software: 3.4%
28,020	Microsoft Corp.	$7,590,618

	Athletic Footwear: 3.3%
47,328	NIKE Inc.	7,311,703

	Cable/Satellite TV: 3.3%
130,320	Comcast Corp. - Class A	7,430,846

	Commercial Services: 3.6%
27,817	PayPal Holdings, Inc.*	8,108,099

	Computers: 3.4%
55,300	Apple Inc.	7,573,888

	Diversified Manufacturing Operations: 6.6%
28,839	Danaher Corp.	7,739,234
14,050	Thermo Fisher Scientific Inc.	7,087,803
		14,827,037
	E-Commerce: 3.1%
2,040	Amazon.com Inc.*	7,017,926

	Electronic Components - Semiconductor: 9.1%
165,085	Infineon Technologies AG	6,621,087
9,334	NVIDIA Corp.	7,468,133
3,594	Samsung Electronics Co., Ltd. - GDR	6,409,899
		20,499,119
	Enterprise Software/Services: 6.9%
13,740	Adobe Inc.*	8,046,694
52,599	SAP SE	7,412,901
		15,459,595
	Finance - Other Services: 9.8%
57,973	Intercontinental Exchange, Inc.	6,881,395
20,190	Mastercard Inc .	7,371,167
32,930	Visa Inc.	7,699,693
		21,952,255
	Internet Application Software: 2.7%
80,000	Tencent Holdings Ltd.	6,017,284

	Internet Content: 4.0%
25,580	Facebook Inc.*	8,894,422

GUINNESS ATKINSON GLOBAL INNOVATORS FUND
Schedule of Investments
at June 30, 2021 (Unaudited)

Shares	Common Stocks: 99.1%	Value
	Machinery - Electric Utility: 3.3%
224,720	ABB Ltd.	$7,623,843

	Machinery: 3.6%
17,380	Roper Industries, Inc.	8,172,076

	Metal Instrument: 3.3%
59,270	Medtronic PLC	7,357,185

	Networking Products: 3.5%
147,247	Cisco Systems Inc.	7,804,091

	Pharmaceutical: 3.2%
109,020	Bristol-Myers Squibb Co	7,284,716

	Power Conversion/Supply Equipment: 2.9%
41,975	Schneider Electric SE	6,604,565

	Retail - Apparel: 3.2%
308,000	ANTA Sports Products Ltd.	7,251,446

	Semiconductor: 13.5%
58,990	Applied Materials Inc.	8,400,176
23,680	KLA-Tencor Corp.	7,677,293
11,800	Lam Research Corp.	7,678,260
54,500	Taiwan Semiconductor - ADR	6,548,720
		30,304,449
	Web Portals: 3.4%
3,210	Alphabet Inc. - A Shares*	7,838,146

	Total Common Stocks	$222,923,310
	(cost $105,169,837)

	Total Investments in Securities	222,923,310
	(cost $105,169,837): 99.1%

	Other Assets less Liabilities: 0.9%	1,998,493

	Net Assets: 100.0%	$224,921,803

*	Non-income producing security.

ADR - American Depository Receipt

GDR - Global Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

SEMI-ANNUAL REPORT FOR THE PERIOD ENDED

JUNE 30, 2021

1.	PERFORMANCE

Average Annual Total Return	6 MONTHS	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund	1.74%	11.27%	4.28%	3.36%	2.17%
Benchmark Indices:
Hang Seng Markit iBoxx Offshore RMB Overall Index	2.40%	12.75%	5.33%	4.89%	3.50%
RMB Cash Offshore (CNH)*	0.53%	9.30%	0.86%	0.62%	0.00%
RMB Cash Onshore (CNY)*	1.09%	9.42%	0.84%	0.58%	0.01%

*	Net change in exchange rate versus U.S. dollar.

For the Fund’s current six-months expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gafunds.com, or calling (800) 915-6565.

In the first six months of 2021 the Fund rose 1.74% compared to the Hang Seng Markit iBoxx Offshore RMB Overall Total Return Index which rose 2.40% in USD terms and the Offshore Renminbi (CNH) which rose 0.53% against the dollar.

Bond prices as measured by the Hang Seng Markit iBoxx Offshore RMB Overall Price Index changed very little, as is often the case in this market, with the bulk of the return coming from the coupons and from the CNH exchange rate against the US dollar.

The renminbi, which performed well against the dollar in 2020, strengthened further in the first half of this year to reach a peak level last seen in May 2018, before falling back in June. The renminbi’s strength in recent months has reflected China’s relative economic strength, with its rapid re-mergence from the pandemic, and a weaker dollar. However, the recent success of the vaccine programme in the US and the strength of the consumer rebound altered the dynamic.

The overarching focus, in the US, has been on the outlook for inflation. Producer prices risen across the world driven by a combination of higher commodity prices, a sharp rise in shipping costs following disruptions to shipping caused by the block in the Suez Canal and a partial port closure in Southern China, and by the impact on supply chains of uneven economic re-opening. From a dollar perspective domestic US consumer prices are higher in apparel, consumer durables and certain household goods as well as in transport costs and used vehicles. The question for policy makers is whether this will be transitory or whether this could prove to be longer lasting, requiring an increase in interest rates that could cause the dollar to strengthen.

From a renminbi perspective, the focus has been on higher manufacturing costs inflation. There is little sign yet of this feeding through into consumer prices in China, and it is not obviously feeding into higher export prices either. This would suggest that when we look across China’s manufacturing economy, margins are likely to be coming under pressure. This makes a Chinese interest rate increase less likely and so relative to the dollar we would expect the renminbi to become softer. Furthermore, with margin pressure coming through, a strong renminbi may undermine the competitiveness of China’s exports. These are the dynamics which we believe have cause the renminbi to fall back from its recent peak.

The offshore bond market is growing once again with new issuance activity in the first half of the year 13% higher than the same period last year and 53% higher than the same period, pre-pandemic, in 2019. The market continues to be dominated by foreign financial issuers which come from all regions: US, Europe, Middle East and Asia Pacific. Another feature is the high quality of bonds issued with 89% of them carrying credit ratings that are deemed to be of investment grade quality from at least one of the three internationally recognised credit ratings companies.

2.	Portfolio Position

Bonds issued by Government/Supranational organizations accounted for 17% of the portfolio. China financials accounted for 17% of the portfolio, and foreign financials accounted for 21%. Non-financial corporations accounted for 28% of the Fund. The valuation of the portfolio as measured by the yield to maturity was 2.49% and the duration of the portfolio was 2.34 years.

3.	Outlook and Strategy

The Chinese economy looks stable and is still growing. The rate of growth looks likely to decelerate over the year both as a result of base comparison effects come into play but also because of the government’s renewed efforts to address high debt levels among corporations and in local government entities. The Central Bank continues to monitor banks for capital adequacy and for specific loan exposures and loan concentration. In our view, these efforts, and a willingness to allow defaults to occur are likely to improve credit quality in China over time.

The portfolio continues to concentrate on bond issues that we think offer good credit quality and transparency. For this reason, we tend to steer clear of conglomerate structures and local government entities that do not produce regular financial information on which we can rely. The aim of the fund is to provide investors with exposure to the renminbi, which we expect to continue to appreciate against the dollar over the long term and to limit the credit risk we take.

Edmund Harriss

July 2021

The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund is non-diversified, meaning that its assets may be concentrated in fewer individual holdings than diversified funds. Therefore, the Fund is more exposed to individual stock volatility than diversified funds. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Investments in debt securities typically decrease in value when interest rates rise, which can be greater for longer-term debt securities. The Fund may invest in derivatives, which involves risks different from, and in certain cases, greater than the risks presented by traditional investments. Investments focused in a single geographic region may be exposed to greater risk than investments diversified among various geographic regions.

The Hang Seng Markit iBoxx Offshore RMB Bond Index family (“HSM iBoxx”) is designed to track the performance of the offshore RMB bond market. This index is unmanaged and not available for investment, and does not incur expenses.

The RMB Cash Offshore (CNH) is the currency code for renminbi traded outside China in the offshore market.

The RMB Cash Onshore (CNY) is the international currency code for the renminbi.

Yield to maturity is the total return anticipated on a bond if the bond is held until it matures.

SEC 30-day Yield:

Subsidized (after waivers) 1.76%

Unsubsidized -0.25%

The unsubsidized SEC yield is calculated with a standardized formula mandated by the SEC. The formula is based on maximum offering price per share and does not reflect waivers in effect.

Duration is expressed in the form of number of years and measures a bond's sensitivity to change in interest rates. To be specific, it measures the change in market value of security due to 1% change in interest rates.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

FUND HIGHLIGHTS at June 30, 2021

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND

		Fund Managers:
# of Holdings in Portfolio:	17	Edmund Harriss
Portfolio Turnover:	33.6%
% of Investments in Top 10:	53.5%

Top 10 Holdings (% of net assets)
First Abu Dhabi Bank, 3.400%, 8/18/25	13.4%
BMW Finance, 2.800%, 8/11/23	10.0%
QNB Finance Ltd, 5.250%, 6/21/21	6.7%
Export-Import Bank of Korea, 4.500%, 01/27/24	3.5%
China Development Bank, 3.230%, 11/27/25	3.4%
China Development Bank, 3.030%, 11/27/23	3.4%
Kreditanstalt Fuer Wiederaufbau, 2.700%, 03/25/24	3.3%
European International Bank, 2.700%, 04/22/24	3.3%
Bank of China, 3.300%, 4/17/22	3.3%
GLP China Holding Ltd., 4.000%, 2/7/2024	3.3%

Geographic Breakdown (% of net assets)
China	16.7%	Bermuda	6.7%
United Arab Emirates	13.4%	South Korea	3.5%
Netherlands	13.3%	Germany	3.3%
Hong Kong	10.0%	Supranational	3.3%
British Virgin Islands	9.9%

GUINNESS ATKINSON RENMINBI YUAN & BOND FUND
Schedule of Investments
at June 30, 2021 (Unaudited)

Principal Amount (CNH)	Corporate Bonds: 80.0%	Value
	Auto-Cars/Light Trucks: 13.3%
3,000,000	BMW Finance, 2.800%, 8/11/23	$463,867
1,000,000	Volkswagen International Finance NV, 2.900%, 01/21/24	154,478
		618,345
	Commercial Banks: 30.1%
1,000,000	Bank of China, 3.300%, 4/17/22	155,210
1,000,000	Bank of China, 3.008%, 4/28/26	154,735
2,000,000	CBQ Finance Ltd., 4.000%, 08/05/23	312,126
1,000,000	China Construction Bank, 2.850%, 04/22/23	154,542
4,000,000	First Abu Dhabi Bank, 3.400%, 8/18/25	623,443
		1,400,056
	Diversified Operations: 6.6%
1,000,000	HSBC Holding, 3.400%, 06/29/27	154,249
1,000,000	Wharf Finance Lrd., 3.250%, 01/14/24	154,072
		308,321
	Export/Import Bank: 16.8%
1,000,000	China Development Bank, 3.030%, 11/27/23	156,051
1,000,000	China Development Bank, 3.230%, 11/27/25	156,390
1,000,000	European International Bank, 2.700%, 04/22/24	155,448
1,000,000	Export-Import Bank of Korea, 4.500%, 01/27/24	160,799
1,000,000	Kreditanstalt Fuer Wiederaufbau, 2.700%, 03/25/24	155,482
		784,170
	Finance-Mtg Loan/Banker: 3.3%
1,000,000	Hong Kong Mortgage Corp. Ltd., 2.700%, 02/09/24	154,274

	Transportation Services: 3.3%
1,000,000	GLP China Holding Ltd., 4.000%, 2/7/2024	155,049

	Real Estate Operator/Developer: 6.6%
1,000,000	Sun Hung Kai Properties 3.200%, 8/14/27	154,959
1,000,000	Wharf Real Estate Investment Company Ltd., 3.200%, 9/15/23	154,468
		309,427

	Total Corporate Bonds	$3,729,642
	(cost $3,611,976)

	Total Investments in Securities	3,729,642
	(cost $3,611,976): 80.0%
	China Yuan (Offshore): 14.3%	667,397
	Liabilities in Excess of Other Assets: (5.7%)	262,613

	Net Assets: 100.0%	$4,659,652

CNH - The official currency of the People’s Republic of China.

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2021 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Assets
Investments in securities, at cost	$28,636,981	$11,135,437	$44,977,715
Investments in securities, at value	$36,316,710	$19,190,153	$66,535,955
Cash	-	82,434	769,121
Cash denominated in foreign currency
(cost of $4,961, $40,932 and $264,632, respectively)	4,961	40,747	265,113
Receivables:
Fund shares sold	48,647	-	-
Dividends and interest	134,420	29,861	204,300
Tax reclaim	11,692	-	-
Prepaid expenses	11,651	762	11,716
Total Assets	36,528,081	19,343,957	67,786,205

Liabilities
Overdraft due to custodian bank	160,622	-	-
Payable for Fund shares redeemed	9,633	-	6,494
Due to Advisor, net	35,078	15,201	59,417
Accrued administration fees	3,955	2,481	6,958
Accrued shareholder servicing plan fees	3,201	5,429	12,925
Other accrued expenses	25,528	37,071	71,996
Total Liabilities	238,017	60,182	157,790

Net Assets	$36,290,064	$19,283,775	$67,628,415

Composition of Net Assets
Paid-in capital	$64,235,049	$9,638,710	$37,842,204
Total distributable earnings (loss)	(27,944,985)	9,645,065	29,786,211
Net Assets	$36,290,064	$19,283,775	$67,628,415

Number of shares issued and outstanding (unlimited shares authorized, no par value)	5,539,314	788,268	2,499,030

Net asset value per share	$6.55	$24.46	$27.06

The accompanying notes are an integral part of these Financial Statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
at June 30, 2021 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Assets
Investments in securities, at cost	$16,060,093	$105,169,837	$3,611,976
Investments in securities, at value	$13,662,238	$222,923,310	$3,729,642
Cash	199,235	3,845,152	245,423
Cash denominated in foreign currency
(cost of $0, $0, and $822,747, respectively)	-	-	826,565
Receivables:
Fund shares sold	-	5,735,119	121,900
Dividends and interest	45,502	101,788	61,315
Tax reclaim	79,782	161,130	-
Due from Advisor, net	-	-	5,793
Prepaid expenses	10,745	17,595	11,090
Total Assets	13,997,502	232,784,094	5,001,728

Liabilities
Payable for securities purchased	-	7,529,279	311,192
Payable for Fund shares redeemed	64,469	52,483	-
Due to Advisor, net	1,403	122,730	-
Accrued administration fees	1,800	25,661	825
Accrued shareholder servicing plan fees	5,415	33,092	268
Other accrued expenses	44,075	99,046	29,791
Total Liabilities	117,162	7,862,291	342,076

Net Assets	$13,880,340	$224,921,803	$4,659,652

Composition of Net Assets
Paid-in capital	$44,811,221	$82,366,320	$8,742,306
Total distributable earnings (loss)	(30,930,881)	142,555,483	(4,082,654)
Net Assets	$13,880,340	$224,921,803	$4,659,652

Number of shares issued and outstanding (unlimited shares authorized, no par value)	821,858	-	368,031

Net asset value per share	$16.89	-	$12.66

Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding		$164,034,864
Shares of beneficial interest issued and outstanding		2,368,548
Net asset value per share		$69.26

Institutional Class shares:
Net assets applicable to shares outstanding		$60,886,939
Shares of beneficial interest issued and outstanding		872,829
Net asset value per share		$69.76

The accompanying notes are an integral part of these Financial Statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2021 (Unaudited)

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Investment Income
Dividends *	$255,888	$135,979	$682,309
Total income	255,888	135,979	682,309

Expenses
Advisory fees	179,285	98,998	353,977
Shareholder servicing plan fees	34,064	12,674	36,884
Transfer agent fees and expenses	14,710	13,268	25,885
Fund accounting fee and expenses	14,234	17,718	14,549
Administration fees	9,354	5,169	16,981
Custody fees and expenses	6,974	10,877	15,239
Audit fees	9,287	12,687	12,455
Legal fees	7,190	5,079	17,038
Registration fees	8,728	9,630	10,280
Printing	6,677	2,143	5,703
Trustees’ fees and expenses	3,832	3,394	6,409
Insurance	978	728	2,506
CCO fees and expenses	4,599	4,088	7,424
Miscellaneous	2,153	2,045	2,794
Interest expense	428	121	840
Total expenses	302,493	198,619	528,964
Plus: fees and expenses recaptured	52,920	-	-
Less: fees waived and expenses absorbed	-	(2,482)	-
Net expenses	355,413	196,137	528,964
Net investment income (loss)	(99,525)	(60,158)	153,345

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	2,135,745	1,290,203	4,529,847
Foreign currency	2,286	(4,806)	(4,918)
	2,138,031	1,285,397	4,524,929
Net change in unrealized depreciation on:
Investments	(1,141,677)	(649,455)	(1,665,506)
Foreign currency	(1,571)	(516)	(537)
	(1,143,248)	(649,971)	(1,666,043)

Net realized and unrealized gain on investments and foreign currency	994,783	635,426	2,858,886
Net increase in Net Assets from Operations	$895,258	$575,268	$3,012,231

*	Net of foreign tax withheld of $28,544, $15,093, and $26,771, respectively.

The accompanying notes are an integral part of these Financial Statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF OPERATIONS
For the Six Months Ended June 30, 2021 (Unaudited)

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Investment Income
Dividends *	$233,693	$1,201,206	$-
Interest	-	-	59,982
Total income	233,693	1,201,206	59,982

Expenses
Advisory fees	41,755	784,802	11,638
Shareholder servicing plan fees	10,224	-	1,224
Investor Class	-	144,899	-
Transfer agent fees and expenses	11,512	-	7,618
Investor Class	-	33,055	-
Institutional Class	-	10,937	-
Fund accounting fee and expenses	14,637	13,358	14,450
Administration fees	2,905	54,636	1,105
Institutional Class	-	2,491	-
Custody fees and expenses	6,233	8,955	1,070
Audit fees	12,687	12,455	6,294
Legal fees	1,939	52,400	1,090
Registration fees	8,674	-	8,898
Investor Class	-	11,757	-
Institutional Class	-	8,731	-
Printing	5,508	12,474	4,018
Trustees' fees and expenses	1,848	14,989	2,389
Insurance	366	7,547	148
CCO fees and expenses	3,138	17,362	2,901
Miscellaneous	1,883	5,382	1,788
Interest expense	92	125	-
Total expenses	123,401	1,196,355	64,631
Plus: fees and expenses recaptured	-	32,858	-
Less: fees waived and expenses absorbed	(42,583)	-	(45,587)
Net expenses	80,818	1,229,213	19,044
Net investment income (loss)	152,875	(28,007)	40,938

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(762,234)	17,868,100	(521)
Foreign currency	(832)	(4,789)	532
	(763,066)	17,863,311	11
Net change in unrealized appreciation (depreciation) on:
Investments	3,838,419	10,795,306	31,352
Foreign currency	(1,109)	(5,176)	(371)
	3,837,310	10,790,130	30,981

Net realized and unrealized gain on investments and foreign currency	3,074,244	28,653,441	30,992
Net increase in Net Assets from Operations	$3,227,119	$28,625,434	$71,930

*	Net of foreign tax withheld of $27,837, $121,277, and $0, respectively.

The accompanying notes are an integral part of these Financial Statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Alternative Energy Fund		Asia Focus Fund
	Six Months Ended June 30, 2021†	Year Ended December 31, 2020	Six Months Ended June 30, 2021†	Year Ended December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment loss	$(99,525)	$(107,535)	$(60,158)	$(1,750)
Net realized gain (loss) on:
Investments	2,135,745	1,140,352	1,290,203	553,837
Foreign currency	2,286	(1,754)	(4,806)	(6,082)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,141,677)	7,977,044	(649,455)	3,321,077
Foreign currency	(1,571)	911	(516)	172
Net increase in net assets resulting from operations	895,258	9,009,018	575,268	3,867,254

Distributions to Shareholders
Net dividends and distributions	-	-	-	(1,055,465)
Total distributions to shareholders	-	-	-	(1,055,465)

Capital Transactions
Proceeds from shares sold	23,804,282	12,444,243	223,932	378,945
Reinvestment of distributions	-	-	-	985,566
Cost of shares redeemed	(15,326,334)	(3,766,410)	(592,716)	(2,512,240)
Redemption fee proceeds	-	-	-	60
Net change in net assets from capital transactions	8,477,948	8,677,833	(368,784)	(1,147,669)

Total increase in net assets	9,373,206	17,686,851	206,484	1,664,120

Net Assets
Beginning of period	26,916,858	9,230,007	19,077,291	17,413,171
End of period	$36,290,064	$26,916,858	$19,283,775	$19,077,291

Capital Share Activity
Shares sold	3,579,732	2,447,767	8,896	19,228
Shares issued on reinvestment	-	-	-	44,236
Shares redeemed	(2,387,119)	(877,381)	(23,444)	(129,961)
Net increase (decrease) in shares outstanding	1,192,613	1,570,386	(14,548)	(66,497)

†	Unaudited

The accompanying notes are an integral part of these Financial Statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	China & Hong Kong Fund
	Six Months Ended June 30, 2021†	Year Ended December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$153,345	$353,886
Net realized gain (loss) on:
Investments	4,529,847	5,445,244
Foreign currency	(4,918)	62,429
Net change in unrealized appreciation (depreciation) on:
Investments and deferred foreign taxes	(1,665,506)	2,104,240
Foreign currency	(537)	45
Net increase in net assets resulting from operations	3,012,231	7,965,844

Distributions to Shareholders
Net dividends and distributions	-	(2,316,950)
Total distributions to shareholders	-	(2,316,950)

Capital Transactions
Proceeds from shares sold	384,985	519,510
Reinvestment of distributions	-	2,222,457
Cost of shares redeemed	(2,315,612)	(9,469,071)
Redemption fee proceeds	42	1,280
Net change in net assets from capital transactions	(1,930,585)	(6,725,824)

Total increase (decrease) in net assets	1,081,646	(1,076,930)

Net Assets
Beginning of period	66,546,769	67,623,699
End of period	$67,628,415	$66,546,769

Capital Share Activity
Shares sold	13,163	22,691
Shares issued on reinvestment	-	91,384
Shares redeemed	(81,509)	(425,146)
Net decrease in shares outstanding	(68,346)	(311,071)

†	Unaudited

The accompanying notes are an integral part of these Financial Statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Global Energy Fund
	Six Months Ended June 30, 2021†	Year Ended December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$152,875	$344,212
Net realized loss on:
Investments	(762,234)	(4,445,902)
Foreign currency	(832)	(1,054)
Net change in unrealized appreciation (depreciation) on:
Investments	3,838,419	(1,643,358)
Foreign currency	(1,109)	2,004
Net increase (decrease) in net assets resulting from operations	3,227,119	(5,744,098)

Distributions to Shareholders
Net dividends and distributions	-	(339,997)
Total distributions to shareholders	-	(339,997)

Capital Transactions
Proceeds from shares sold	4,363,578	2,338,606
Reinvestment of distributions	-	327,414
Cost of shares redeemed	(2,396,300)	(4,651,589)
Net change in net assets from capital transactions	1,967,278	(1,985,569)

Total increase (decrease) in net assets	5,194,397	(8,069,664)

Net Assets
Beginning of period	8,685,943	16,755,607
End of period	$13,880,340	$8,685,943

Capital Share Activity
Shares sold	285,622	195,700
Shares issued on reinvestment	-	25,579
Shares redeemed	(160,404)	(378,770)
Net increase (decrease) in shares outstanding	125,218	(157,491)

†	Unaudited

The accompanying notes are an integral part of these Financial Statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Global Innovators Fund
	Six Months Ended June 30, 2021†	Year Ended December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment loss	$(28,007)	$(70,802)
Net realized gain (loss) on:
Investments	17,868,100	10,498,152
Foreign currency	(4,789)	(25,283)
Net change in unrealized appreciation (depreciation) on:
Investments	10,795,306	44,741,825
Foreign currency	(5,176)	7,659
Net increase in net assets resulting from operations	28,625,434	55,151,551

Distributions to Shareholders
Net dividends and distributions:
Investor Class	-	(3,838,812)
Institutional Class	-	(1,438,567)
Total distributions to shareholders	-	(5,277,379)

Capital Transactions
Proceeds from shares sold:
Investor Class	5,899,722	7,186,724
Institutional Class	2,519,558	6,182,277
Reinvestment of distributions:
Investor Class	-	3,740,179
Institutional Class	-	816,731
Cost of shares redeemed:
Investor Class	(10,409,508)	(34,700,968)
Institutional Class	(4,702,374)	(10,767,945)
Net change in net assets from capital transactions	(6,692,602)	(27,543,002)

Total increase in net assets	21,932,832	22,331,170

Net Assets
Beginning of period	202,988,971	180,657,801
End of period	$224,921,803	$202,988,971

Capital Share Activity
Shares sold:
Investor Class	90,683	150,001
Institutional Class	38,798	124,918
Shares issued on reinvestment:
Investor Class	-	63,371
Institutional Class	-	13,757
Shares redeemed:
Investor Class	(163,257)	(723,291)
Institutional Class	(73,065)	(233,014)
Net decrease in shares outstanding	(106,841)	(604,258)

†	Unaudited

The accompanying notes are an integral part of these Financial Statements.

GUINNESS ATKINSON™ FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	Renminbi Yuan & Bond Fund
	Six Months Ended June 30, 2021†	Year Ended December 31, 2020
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations
Net investment income	$40,938	$55,300
Net realized gain (loss) on:
Investments	(521)	(65,112)
Foreign currency	532	36,841
Net change in unrealized appreciation (depreciation) on:
Investments	31,352	227,473
Foreign currency	(371)	4,221
Net increase in net assets resulting from operations	71,930	258,723

Distributions to Shareholders
Net dividends and distributions	(20,667)	(6,438)
Return of capital	-	-
Total distributions to shareholders	(20,667)	(6,438)

Capital Transactions
Proceeds from shares sold	840,289	2,270,348
Reinvestment of distributions	17,827	6,151
Cost of shares redeemed	(159,261)	(104,683)
Redemption fee proceeds	-	-
Net change in net assets from capital transactions	698,855	2,171,816

Total increase in net assets	750,118	2,424,101

Net Assets
Beginning of period	3,909,534	1,485,433
End of period	$4,659,652	$3,909,534

Capital Share Activity
Shares sold	66,480	192,372
Shares issued on reinvestment	1,412	543
Shares redeemed	(12,609)	(8,962)
Net increase in shares outstanding	55,283	183,953

†	Unaudited

The accompanying notes are an integral part of these Financial Statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

Alternative Energy Fund	Six Months Ended June 30, 2021*
			Year Ended December 31,
			2020	2019	2018	2017	2016
Net asset value, beginning of period	$6.19		$3.32	$2.55	$3.02	$2.51	$3.03

Income from investment operations:
Net investment income (loss)	(0.02)		(0.03)	(0.01)	-	-	0.01
Net realized and unrealized gain (loss) on investments and foreign currency	0.38		2.90	0.78	(0.47)	0.52	(0.53	)(5)
Total from investment operations	0.36		2.87	0.77	(0.47)	0.52	(0.52)

Less distributions:
From net investment income	-		-	-	- (1)	(0.01)	-
Total distributions	-		-	-	-	(0.01)	-

Net asset value, end of period	$6.55		$6.19	$3.32	$2.55	$3.02	$2.51

Total return	5.82	%(2)	86.45%	30.20%	(15.49%)	20.68%	(17.16%)

Ratios/supplemental data:
Net assets, end of period (millions)	$36.3		$26.9	$9.2	$7.9	$10.6	$10.2

Ratio of expenses to average net assets:
Before fee waived/recaptured	1.69	%(3)	2.46%	3.00%	2.57%	2.74%	2.60%
After fees waived/recaptured (4)	1.98	%(3)	1.98%	1.98%	1.98%	1.98%	1.99	%(6)

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.26	%)(3)	(1.40%)	(1.15%)	(0.43%)	(0.88%)	(0.38%)
After fees waived/recaptured	(0.55	%)(3)	(0.92%)	(0.13%)	0.16%	(0.12%)	0.23%

Portfolio turnover rate	9.73	%(2)	35.00%	43.19%	36.54%	32.45%	63.95%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	The Advisor reimbursed the Fund $16,892 for a trade error. As of December 31, 2016, the reimbursement amount represents $0.004 per share.
(6)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2016.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

Asia Focus Fund	Six Months Ended June 30, 2021*
			Year Ended December 31,
			2020	2019	2018		2017	2016
Net asset value, beginning of period	$23.76		$20.03	$16.58	$22.58		$15.50	$14.40

Income from investment operations:
Net investment income (loss)	(0.08)		0.01	0.21	0.26		0.16	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	0.78		5.09	4.56	(4.83)		7.11	1.17
Total from investment operations	0.70		5.10	4.77	(4.57)		7.27	1.32

Less distributions:
From net investment income	-		(0.10)	(0.12)	(0.26)		(0.20)	(0.22)
From net realized gain	-		(1.27)	(1.20)	(1.18)		-	-
Total distributions	-		(1.37)	(1.32)	(1.44)		(0.20)	(0.22)

Redemption fee proceeds	-		- (1)	- (1)	0.01		0.01	-

Net asset value, end of period	$24.46		$23.76	$20.03	$16.58		$22.58	$15.50

Total return	2.95	%(2)	25.93%	29.20%	(20.45%)		47.10%	9.20%

Ratios/supplemental data:
Net assets, end of period (millions)	$19.3		$19.1	$17.4	$15.1		$20.2	$15.5

Ratio of expenses to average net assets:
Before fees waived	2.01	%(3)	2.21%	2.27%	2.01%		2.22%	2.24%
After fees waived (4)	1.98	%(3)	1.98%	1.98%	1.99	%(5)	1.98%	1.98%

Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.64	%)(3)	(0.24%)	0.85%	1.14%		0.60%	0.75%
After fees waived	(0.61	%)(3)	(0.01%)	1.14%	1.16%		0.84%	1.01%

Portfolio turnover rate	12.53	%(2)	30.24%	19.56%	31.97%		13.24%	38.07%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

China & Hong Kong Fund	Six Months Ended June 30, 2021*
			Year Ended December 31,
			2020		2019	2018	2017	2016
Net asset value, beginning of period	$25.92		$23.49		$18.92	$26.55	$19.09	$19.50

Income from investment operations:
Net investment income	0.06		0.16		0.37	0.33	0.29	0.34
Net realized and unrealized gain (loss) on investments and foreign currency	1.08		3.20		5.23	(5.59)	8.95	0.26
Total from investment operations	1.14		3.36		5.60	(5.26)	9.24	0.60

Less distributions:
From net investment income	-		(0.20)		(0.43)	(0.31)	(0.16)	(0.27)
From net realized gain	-		(0.73)		(0.60)	(2.06)	(1.63)	(0.74)
Total distributions	-		(0.93)		(1.03)	(2.37)	(1.79)	(1.01)

Redemption fee proceeds	-	(1)	-	(1)	- (1)	- (1)	0.01	- (1)

Net asset value, end of period	$27.06		$25.92		$23.49	$18.92	$26.55	$19.09

Total return	4.40	%(2)	14.54%		30.00%	(20.21)%	48.85%	2.95%

Ratios/supplemental data:
Net assets, end of period (millions)	$67.6		$66.5		$67.6	$56.6	$78.2	$58.2

Ratio of expenses to average net assets:(4)	1.49	%(3)	1.60	%(5)	1.69%	1.54%	1.64%	1.66%

Ratio of net investment income to average net assets:	0.43	%(3)	0.59%		1.61%	1.27%	1.17%	1.70%

Portfolio turnover rate	17.09	%(2)	45.40%		24.18%	22.27%	20.78%	28.02%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.98%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.02% for the year ended December 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

Global Energy Fund	Six Months Ended June 30, 2021*
			Year Ended December 31,
			2020		2019	2018	2017	2016
Net asset value, beginning of period	$12.47		$19.62		$18.13	$22.71	$23.29	$18.54

Income from investment operations:
Net investment income	0.19		0.45		0.45	0.29	0.30	0.26
Net realized and unrealized gain (loss) on investments and foreign currency	4.23		(7.15)		1.42	(4.56)	(0.56)	4.75
Total from investment operations	4.42		(6.70)		1.87	(4.27)	(0.26)	5.01

Less distributions:
From net investment income	-		(0.45)		(0.38)	(0.30)	(0.32)	(0.26)
From net realized gain	-		-		-	(0.01)	-	-
Total distributions	-		(0.45)		(0.38)	(0.31)	(0.32)	(0.26)

Redemption fee proceeds	-		-		-	-	-	- (1)

Net asset value, end of period	$16.89		$12.47		$19.62	$18.13	$22.71	$23.29

Total return	35.45	%(2)	(34.22)%		10.40%	(18.92)%	(1.06)%	27.04%

Ratios/supplemental data:
Net assets, end of period (millions)	$13.9		$8.7		$16.8	$19.6	$31.8	$49.0

Ratio of expenses to average net assets
Before fees waived/recaptured	2.21	%(3)	2.56%		1.91%	1.60%	1.62%	1.53%
After fees waived/recaptured (4)	1.45	%(3)	1.46	%(5)	1.45%	1.45%	1.45%	1.45%

Ratio of net investment income to average net assets
Before fees waived/recaptured	1.98	%(3)	2.39%		1.65%	1.04%	1.01%	1.10%
After fees waived/recaptured	2.74	%(3)	3.49%		2.11%	1.19%	1.18%	1.18%

Portfolio turnover rate	5.93	%(2)	15.49%		9.81%	14.39%	6.25%	14.96%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 1.45%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2020.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

Global Innovators Fund - Investor Class	Six Months Ended June 30, 2021*
			Year Ended December 31,
			2020	2019	2018		2017	2016
Net asset value, beginning of period	$60.53		$45.66	$34.89	$44.98		$34.15	$31.47

Income from investment operations:
Net investment income (loss)	(0.03)		(0.06)	0.12	0.13		0.09	0.30
Net realized and unrealized gain (loss) on investments and foreign currency	8.76		16.53	12.73	(7.56)		11.76	2.69
Total from investment operations	8.73		16.47	12.85	(7.43)		11.85	2.99

Less distributions:
From net investment income	-		-	(0.11)	(0.15)		(0.04)	(0.31)
From net realized gain	-		(1.60)	(1.97)	(2.51)		(0.98)	-
Total distributions	-		(1.60)	(2.08)	(2.66)		(1.02)	(0.31)

Net asset value, end of period	$69.26		$60.53	$45.66	$34.89		$44.98	$34.15

Total return	14.41	%(1)	36.17%	37.00%	(16.80)%		34.75%	9.51%

Ratios/supplemental data:
Net assets, end of period (millions)	$164.0		$147.8	$134.8	$131.2		$185.9	$133.7

Ratio of expenses to average net assets:
Before fees waived/recaptured	1.19	%(2)	1.24%	1.35%	1.30%		1.33%	1.35%
After fees waived/recaptured (3)	1.24	%(2)	1.24%	1.24%	1.25	%(4)	1.24%	1.24%

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.04	%)(2)	(0.10%)	0.17%	0.23%		0.13%	0.71%
After fees waived/recaptured	(0.09	%)(2)	(0.10%)	0.28%	0.28%		0.22%	0.82%

Portfolio turnover rate	11.62	% (1)	14.44%	15.56%	28.93%		19.86%	31.25%

*	Unaudited
(1)	Not annualized.
(2)	Annualized.
(3)	The Advisor has contractually agreed to limit the operating expenses to 1.24% excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

Global Innovators Fund - Institutional Class	Six Months Ended June 30, 2021*
			Year Ended December 31,
			2020	2019	2018		2017	2016
Net asset value, beginning of period	$60.89		$45.84	$34.99	$45.08		$34.20	$31.47

Income from investment operations:
Net investment income	0.05		0.07	0.22	0.24		0.16	0.20
Net realized and unrealized gain (loss) on investments and foreign currency	8.82		16.60	12.79	(7.58)		11.82	2.88
Total from investment operations	8.87		16.67	13.01	(7.34)		11.98	3.08

Less distributions:
From net investment income	-		(0.02)	(0.19)	(0.24)		(0.12)	(0.35)
From net realized gain	-		(1.60)	(1.97)	(2.51)		(0.98)	-
Total distributions	-		(1.62)	(2.16)	(2.75)		(1.10)	(0.35)

Net asset value, end of period	$69.76		$60.89	$45.84	$34.99		$45.08	$34.20

Total return	14.55	%(1)	36.46%	37.35%	(16.59)%		35.07%	9.81%

Ratios/supplemental data:
Net assets, end of period (millions)	$60.9		$55.2	$45.9	$33.6		$44.1	$25.7

Ratio of expenses to average net assets:
Before fees waived	1.02	%(2)	1.07%	1.21%	1.13%		1.17%	1.38%
After fees waived (3)	0.99	%(2)	0.99%	0.99%	1.00	%(4)	0.99%	0.99%

Ratio of net investment income to average net assets:
Before fees waived	0.12	%(2)	0.06%	0.31%	0.40%		0.30%	0.68%
After fees waived	0.15	%(2)	0.14%	0.53%	0.53%		0.48%	1.07%

Portfolio turnover rate	11.62	%(1)	14.44%	15.56%	28.93%		19.86%	31.25%

*	Unaudited
(1)	Not annualized.
(2)	Annualized.
(3)	The Advisor has contractually agreed to limit the operating expenses of the Fund’s Institutional Class to 0.99%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(4)	If interest expense had been excluded, expenses would have been lowered by 0.01% for the year ended December 31, 2018.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout each period.

Renminbi Yuan & Bond Fund	Six Months Ended June 30, 2021*
			Year Ended December 31,
			2020		2019	2018		2017	2016
Net asset value, beginning of period	$12.50		$11.53		$11.25	$12.00		$11.03	$11.63

Income from investment operations:
Net investment income	0.11		0.24		0.34	0.29		0.23	0.19
Net realized and unrealized gain (loss) on investments and foreign currency	0.11		0.78		0.05	(0.54)		0.85	(0.59)
Total from investment operations	0.22		1.02		0.39	(0.25)		1.08	(0.40)

Less distributions:
From net investment income	(0.06)		(0.05)		-	(0.49)		(0.09)	-
Return of capital	-		-		(0.13)	(0.01)		(0.02)	(0.20)
Total distributions	(0.06)		(0.05)		(0.13)	(0.50)		(0.11)	(0.20)

Redemption fee proceeds	-		-	(1)	0.02	-	(1)	-	-	(1)

Net asset value, end of period	$12.66		$12.50		$11.53	$11.25		$12.00	$11.03

Total return	1.76	%(2)	8.89%		3.68%	(2.12)%		9.79%	(3.52)%

Ratios/supplemental data:
Net assets, end of period (millions)	$4.7		$3.9		$1.5	$2.2		$2.6	$2.3

Ratio of expenses to average net assets:
Before fees waived	3.05	%(3)	5.26%		6.79%	3.52%		4.17%	4.35%
After fees waived (4)	0.90	%(3)	0.91	%(5)	0.90%	0.93	%(5)	0.90%	1.00	%(5)

Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.22	%)(3)	(1.90%)		(1.95%)	0.34%		(1.33%)	(0.71%)
After fees waived/recaptured	1.93	%(3)	2.45%		3.94%	2.93%		1.94%	2.64%

Portfolio turnover rate	33.63	%(2)	36.26%		0.00%	34.93%		66.21%	13.00%

*	Unaudited
(1)	Amount represents less than $0.01 per share.
(2)	Not annualized.
(3)	Annualized.
(4)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.90%, excluding interest expense, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. See Note 3.
(5)	If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.03% and 0.10% for the years ended December 31, 2020, 2018 and 2016, respectively.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Currently, the Trust offers ten separate, series portfolios, each of which has a unique investment objective and strategies. This report covers the six open-end mutual funds: Guinness Atkinson Alternative Energy Fund (the “Alternative Energy Fund”), Guinness Atkinson Asia Focus Fund (the “Asia Focus Fund”), Guinness Atkinson China & Hong Kong Fund (the “China & Hong Kong Fund”), Guinness Atkinson Global Energy Fund (the “Global Energy Fund”), Guinness Atkinson Global Innovators Fund (the “Global Innovators Fund”) and Guinness Atkinson Renminbi Yuan & Bond Fund (the “Renminbi Yuan & Bond Fund”), all of which (each a “Fund” and collectively, the “Funds”) are covered by this report. Except for the Renminbi Yuan & Bond Fund, each Fund is a diversified Fund. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, the Alternative Energy Fund began operations on March 31, 2006, and the Renminbi Yuan & Bond Fund began operations on June 30, 2011. Each of the Funds is authorized to issue a single class of shares except for the Global Innovators Fund. The Global Innovators Fund is authorized to issue two classes of shares: Investor Class shares and Institutional Class shares. Institutional Class shares of the Global Innovators Fund commenced operations on December 31, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Global Innovators Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, and Global Innovator Fund’s investment objective is long-term capital appreciation. The China & Hong Kong Fund’s investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Renminbi Yuan & Bond Fund’s investment objective is to seek total return. Total return means the combination of capital appreciation and investment income, which includes changes in the value of the renminbi, the currency of China of which the yuan is the unit.

Note 2 - Significant accounting policies

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America. (“GAAP”).

A.	Security Valuation. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Debt securities are valued based on available market quotations received from an independent pricing service approved by the Trust’s Board of Trustees which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds’ Valuation Committee take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security’s fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund’s statement of operations.

B.	Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign-denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 8 for further information on forward foreign currency contracts held in each Fund.

C.	Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees.

D.	Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

E.	Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

F.	Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method. Expenses such as distribution and service fees, transfer agent fees and expenses with respect to the Global Innovators Fund, that are specific to individual share classes are accrued directly to the respective share class.

G.	Cash overdraft. Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate plus London Interbank Offered Rate (“LIBOR”). Payables, if any, are reflected as Overdraft Due to Custodian Bank in the Statements of Assets and Liabilities. Expenses from cash overdrafts are included in Interest Expense in the Statements of Operations.

H.	Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies; the changes in the prices and supplies of oil and other energy fuels may affect the Fund’s investments. The Renminbi Yuan & Bond Fund invests in securities issued by companies economically tied to China, which exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among other regions. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

I.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

J.	Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

K.	Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open year ended December 31, 2020 and as of and during the six months ended June 30, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 3 - Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Advisor”), under which the Advisor provides the Funds with investment management services. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75% on the 1st $500 million, 0.60% thereafter
Renminbi Yuan & Bond Fund	0.55%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit each Fund’s total operating expenses (excluding interest, dividends on short positions, taxes and extraordinary expenses) by reducing all or a portion of its fees and reimbursing the Fund for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limit	Expiration Date
Alternative Energy Fund	1.98%	June 30, 2025
Asia Focus Fund	1.98%	June 30, 2025
China & Hong Kong Fund	1.98%	June 30, 2025
Global Energy Fund	1.45%	June 30, 2025
Global Innovators Fund - Investor Class	1.24%	June 30, 2025
Global Innovators Fund - Institutional Class	0.99%	June 30, 2025
Renminbi Yuan & Bond Fund	0.90%	June 30, 2025

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

The expense ratios shown in the financial highlights may exceed these levels due to expenses incurred, but not covered by the expense limitation agreement.

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed and recaptured previously waived subject to the applicable cap. For the six months ended June 30, 2021, the Advisor waived fees and absorbed expenses/recaptured previously waived fees as follows:

	Fees waived and Expenses Absorbed	Fees and Expenses Recaptured
Alternative Energy Fund	$-	$52,920
Asia Focus Fund	2,482	-
Global Energy Fund	42,583	-
Global Innovators Fund	-	32,858
Renminbi Yuan & Bond Fund	45,587	-
Total	$90,652	$85,778

At June 30, 2021, the Advisor may recapture a portion of the following amounts that had been paid and/or waived on behalf of the Funds no later than the dates as stated below:

	December 31,
Fund	2021	2022	2023	2024	Total
Alternative Energy Fund	$7,202	$89,239	$56,176	$-	$152,617
Asia Focus Fund	4,300	47,255	37,318	2,482	91,355
Global Energy Fund	42,666	87,056	108,558	42,583	280,863
Global Innovators Fund	110,300	240,701	36,040	-	387,041
Renminbi Yuan & Bond Fund	74,469	102,254	98,235	45,587	320,545

Foreside Fund Services, LLC acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares.

Mutual Fund Administration, LLC (the “Administrator”)acts as the Funds’ administrator under an administration agreement. The fees paid to the Administrator for the six months ended June 30, 2021 are reported on the Statements of Operations.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds. The fees paid for CCO services for the six months ended June 30, 2021 are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the six months ended June 30, 2021 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Advisor and the Administrator. None of these officers are compensated directly by the Funds.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

Note 4 - Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. The Board of Trustees has not authorized the Funds to make payment under the Distribution Plan. Currently, no payment is being made by the Funds.

Note 5 - Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers. The Global Innovators Fund – Institutional Class shares do not participate in the Shareholder Servicing Plan.

The fees paid under the Shareholder Servicing Plan for the six months ended June 30, 2021 are reported on the Statements of Operations.

Note 6 - Investment Transactions

The following table presents purchases and sales of securities during the six months ended June 30, 2021 excluding short-term investments, to indicate the volume of transactions in each Fund.

	Purchases	Sales
Alternative Energy Fund	13,480,915	3,355,431
Asia Focus Fund	2,452,349	2,881,262
China & Hong Kong Fund	11,920,754	14,627,776
Global Energy Fund	2,561,018	625,488
Global Innovators Fund	24,248,137	31,876,932
Renminbi Yuan & Bond Fund	1,697,188	1,231,868

The Funds did not purchase U.S. Government securities as a part of their long-term investment strategy during the six months ended June 30, 2021.

Note 7 - Fair Value Measurements and Disclosures

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

●

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

●

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2021, in valuing the Funds’ assets carried at fair value:

Alternative Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Basic Materials	$2,656,768	$-	$-	$2,656,768
Communication	1,383,762	-	-	1,383,762
Consumer, Cyclical	4,284,302	-	-	4,284,302
Energy	7,801,187	-	-	7,801,187
Industrial	6,741,492	-	-	6,741,492
Technology	2,534,524	-	-	2,534,524
Utilities	10,914,675	-	-	10,914,675
Total Investments, at value	36,316,710	-	-	36,316,710
Total Assets	$36,316,710	$-	$-	$36,316,710

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

Asia Focus Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$2,881,794	$-	$-	$2,881,794
Consumer, Cyclical	2,695,817	-	-	2,695,817
Consumer, Non-cyclical	3,200,321	-	-	3,200,321
Financial	1,969,844	-	-	1,969,844
Industrial	5,131,225	-	-	5,131,225
Technology	3,311,152	-	-	3,311,152
Total Investments, at value	19,190,153	-	-	19,190,153
Total Assets	$19,190,153	$-	$-	$19,190,153

China & Hong Kong Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$11,135,142	$-	$-	$11,135,142
Consumer, Cyclical	15,788,495	-	-	15,788,495
Consumer, Non-cyclical	9,883,167	-	-	9,883,167
Energy	2,909,790	-	-	2,909,790
Financial	6,659,175	-	-	6,659,175
Industrial	12,376,821	-	-	12,376,821
Technology	5,046,531	-	-	5,046,531
Utilities	2,736,834	-	-	2,736,834
Total Investments, at value	66,535,955	-	-	66,535,955
Total Assets	$66,535,955	$-	$-	$66,535,955

Global Energy Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Energy	$13,662,238	$-	$-	$13,662,238
Total Investments, at value	13,662,238	-	-	13,662,238
Total Assets	$13,662,238	$-	$-	$13,662,238

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

Global Innovators Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks:
Communications	$45,002,716	$-	$-	$45,002,716
Consumer, Cyclical	14,563,149	-	-	14,563,149
Consumer, Non-cyclical	37,577,038	-	-	37,577,038
Financial	21,952,255	-	-	21,952,255
Industrial	14,228,408	-	-	14,228,408
Technology	89,599,744	-	-	89,599,744
Total Investments, at value	222,923,310	-	-	222,923,310
Total Assets	$222,923,310	$-	$-	$222,923,310

Renminbi Yuan & Bond Fund
Assets Table	Level 1	Level 2	Level 3	Total
Investments, at value
Corporate Bonds:
Consumer Cyclical	$-	$618,345	$-	$618,345
Financial	-	2,950,498	-	2,950,498
Government	-	160,799	-	160,799
Total Investments, at value	-	3,729,642	-	3,729,642
Total Assets	$-	3,729,642	$-	$3,729,642

Note 8 - Forward Foreign Currency Contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward foreign currency contracts that obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, a Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward values of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. The Funds did not enter into forward foreign currency contracts during the six months ended June 30, 2021 and did not have any outstanding forward contracts as of June 30, 2021.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

Note 9 - Tax Matters

As of June 30, 2021, the tax bases of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund
Cost of investments for tax purposes	$36,316,710	$19,190,153	$66,535,955
Gross tax unrealized appreciation	7,853,541	8,412,964	23,917,726
Gross tax unrealized (depreciation)	(195,430)	(617,067)	(2,359,485)
Net tax unrealized appreciation (depreciation) *	7,658,11	7,795,897	21,558,241

	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
Cost of investments for tax purposes	$13,662,238	$222,923,310	$3,729,642
Gross tax unrealized appreciation	1,794,612	117,915,006	119,995
Gross tax unrealized (depreciation)	(4,235,084)	(161,534)	(2,328)
Net tax unrealized appreciation (depreciation) *	(2,440,472)	117,753,472	(117,667)

*

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) mark to market adjustments.

As of December 31, 2020, the Funds have the following capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund	Renminbi Yuan & Bond Fund
No Expiration Long-term	$37,637,315	$-	$-	$24,389,590	$-	$3,271,504
No Expiration Short-term	-	-	-	3,332,586	-	965,576
Total	$37,637,315	$-	$-	$27,722,176	$-	$4,237,080

Note 10 - Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

Note 11 – Recent Market Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Fund, including political, social and economic risks. Any such impact could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund. The ultimate impact of COVID-19 on the financial performance of the Fund’s investments is not reasonably estimable at this time.

Note 12 – Reorganizations

On August 14, 2020, the Board of Trustees approved the conversion of the Alternative Energy Fund into the SmartETFs Sustainable Energy ETF. There is no change in investment objective, strategies or portfolio management. A Prospectus/Information Statement with respect to the conversion will be mailed before the consummation of the conversion to holders of the Fund shares as of the record date.

Note 13 - Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling “toll-free” (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Records

Information regarding how the Advisor voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, (800) 915-6565. This information is also available through the Securities and Exchange Commission’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov. Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available on the SEC’s website.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 915-6565 (or contact your financial institution). The Trust will be sending you individual copies thirty days after receiving your request.

Supplemental Information

Board Consideration of and Continuance of the Trust’s Investment Advisory Agreement

At a Board Meeting held via videoconference technology1 on May 10, 2021, the Board of Trustees (the “Trustees” or the “Board”) of Guinness Atkinson Funds (the “Trust”) considered the annual approval of the continuation of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of the Alternative Energy Fund, the Asia Focus Fund, the China & Hong Kong Fund, the Global Energy Fund, the Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and the Adviser.

At the meeting, the Trustees discussed with counsel to the Trust and independent legal counsel to the Independent Trustees, their fiduciary duties under the 1940 Act in reviewing the Agreement and their obligation to obtain and review information relevant and necessary to their consideration of the Agreement. The Trustees received a memorandum summarizing the duties of the Trustees under, and the fiduciary standards established by, the 1940 Act and applicable state law, legislative and regulatory guidance, and judicial precedent with respect to evaluating the reasonableness of fees and interpretation of the applicable fiduciary standards.

[1]	The Board relied upon Covid-19 relief issued by the Securities & Exchange Commission under delegated authority permitting non-in person board meetings for material service contracts, as expressed in (i) Letter from the staff of the Division of Investment Management to Independent Directors Council (Feb. 28, 2019), available at https://www.sec.gov/divisions/investment/noaction/2019/independent-directors-council-022819; and (ii) Division of Investment Management Staff Statement on Fund Board Meetings and Unforeseen or Emergency Circumstances Related to Coronavirus Disease 2019 (COVID-19) (Mar 4, 2020), available at https://www.sec.gov/investment/staff-statement-im-covid-19.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

To assist the Board in its evaluation of the Agreement, the Independent Trustees received a separate report from the Adviser in advance of the meeting responding to a request for information provided on behalf of the Independent Trustees that, among other things, outlined the services provided by the Adviser to the Funds (including the relevant personnel responsible for these services and their experience); the fee rate or management fee rate payable by the Funds as compared to fees charged to a relevant peer group of each Fund and as compared to fees charged to other clients of the Adviser; the expenses of each Fund as compared to expense ratios of the funds in the respective Fund’s peer group; the nature of the expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Adviser; any fall-out benefits accruing to the Adviser; and information on the Adviser’s compliance programs. The Independent Trustees also met separately with their Independent Legal Counsel to discuss the information provided by the Adviser. In their deliberations, the Trustees considered the factors summarized below, and in approving the Agreement with respect to each Fund, the Trustees did not identify any single factor, or information provided with respect to any single factor, as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund.

Nature, Extent and of Quality of Services

The Board discussed the fees payable by each Fund under the Agreement and the services provided by the Adviser to each Fund, and the Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year information regarding the Funds’ performance, including information about the Funds’ performance in comparison to peers and benchmarks, and analyses by the Adviser of the Funds’ performance. The Trustees also considered information about the nature, extent and quality of the services provided by the Adviser, including the background and experience of the Adviser’s senior management and portfolio managers, and their special knowledge about the areas in which the Funds invest. The Trustees also considered information gained from their experience as Trustees of the Funds, in addition to the overall reputation and capabilities of the Adviser and its investment professionals, the Adviser’s commitment to providing high quality services to the Funds, the Trustees’ overall confidence in the Adviser’s integrity and responsiveness to Trustee concerns, the Adviser’s integrity as reflected in its adherence to compliance practices, and the Adviser’s willingness and initiative in implementing changes designed to improve services to the Funds or reduce Fund expenses. The Trustees considered the impact of current market conditions on each Fund and the Fund complex. The Trustees also considered the general market performance in the prior year across market sectors and specifically in respect of each Fund’s specific sector or region focus, including the particular challenges or strengths of the markets in responding to global market events during the period.

Fund Performances, Advisory Fees and Expenses

For each Fund and its peer group of Funds, the Trustees reviewed the performance and expense information compiled from Morningstar Inc. data regarding performance for periods ended March 31, 2021 and expense information as of March 31, 2021. The Trustees considered that they receive from the Adviser and review on a regular basis over the course of the year, data regarding the Funds’ performance, including information about each Fund’s performance in comparison to its peers and benchmarks, and analyses by the Adviser of the Fund’s performance. The Trustees also considered the Funds’ long-term performance records and the Adviser’s continued efforts to improve the Funds’ performance. The Trustees compared each Fund’s performance, advisory fee and expenses with its peer group, and considered the differences between each Fund and funds in the peer group. The Trustees considered the size of each Fund in comparison to its peers, including whether the peer funds were part of a larger fund complex. The Trustees considered the following Fund-specific factors:

Alternative Energy Fund

(1) The Fund’s advisory fee was equal to the median fee charged to the four pure alternative energy mutual funds in the Morningstar “Foreign Small/Mid Value” category; (2) the Fund’s total expenses were at the high end of the expenses incurred by its peers, noting that the Fund’s total expenses were comparable to a peer fund of similar asset size; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund had outperformed its peer group median for the one-year period; the Fund had underperformed its peer group median for the three-, five- and ten-year periods; and the Fund outperformed the MSCI World NR Index, one of its benchmark indices, for the one-, three-, and five-year periods, and underperformed its benchmark index for the ten-year period.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

Asia Focus Fund

(1) The Fund’s advisory fee was at the high end of the advisory fees charged to comparable mutual funds in the Morningstar “Pacific/Asia Ex-Japan Stock” category; (2) the Fund’s total expenses were at the high end of the expenses incurred by its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed its peer group median for the five-year period, returned the same performance of its peer group median for the one-year period, and underperformed its peer group median for the three- and ten-year periods; and the Fund outperformed the MSCI AC Far East Free ex Japan Index, its benchmark index, for the one-, three- and five-year periods, and underperformed its benchmark index for the ten-year period.

China & Hong Kong Fund

(1) The Fund’s advisory fee was slightly above the median advisory fee charged to comparable mutual funds in the Morningstar “China Region” category; (2) the Fund’s total expenses were above the median expenses incurred by its peers but lower than those of three peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund had outperformed the Hang Seng Composite Index, its benchmark index, for the one-, three- and five-year periods, and underperformed its benchmark index for the ten-year period; and underperformed its peer group median for the one-, three-, five- and ten-year periods.

Global Energy Fund

(1) The Fund’s advisory fee was the same as the median advisory fee charged to comparable mutual funds in the Morningstar “Equity Energy” category; (2) the Fund’s total expenses were above the median expenses incurred by its peers but lower than those of four peer funds; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund outperformed its peer group median for the three-, five- and ten-year periods, and underperformed its peer group median for the one-year period; and the Fund had outperformed the MSCI World Energy Index, its benchmark index, for the one-year period, and underperformed its benchmark index for the three-, five-, and ten-year periods.

Global Innovators Fund

(1) The Fund’s advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar “Large Growth” category; (2) the Fund’s total expenses were higher than the median of expenses incurred by the funds in its peer group; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund had outperformed its peer group median for the one-, three-, five- and ten-year periods; the Fund had outperformed the MSCI World Index, one of its benchmark indices, for the one-, three-, five-, and ten-year periods; and the Fund had underperformed the Nasdaq Composite Index, another one of its benchmark indices, for the one-, three-, five-, and ten-year periods.

Renminbi Yuan & Bond Fund

(1) The Fund’s advisory fee was below the median advisory fee charged to comparable mutual funds in the Morningstar “Emerging Markets Local Currency” category; (2) the Fund’s total expenses were below the median expenses of its peers; (3) the Adviser agreed to limit the Fund’s expense ratio through June 30, 2025; and (4) the Fund had underperformed the iBoxx Hang Seng Markit Offshore RMB Overall Index, its benchmark index, for the one-, three-, and five-year periods; and underperformed its peer group median for the one-, and five-year periods and returned the same performance of its peer group median for the three-year period.

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited) - Continued

With respect to each Fund, the Board concluded that the Adviser’s willingness to limit the Fund’s total annual fund operating expenses through at least June 30, 2025 would provide stability to the Fund’s expenses during that period.

Costs of Services and Profitability

The Trustees considered the financial information provided by the Adviser, including the profitability of each Fund to the Adviser, the Adviser’s profitability in general and the firm’s retention of key personnel. The Trustees noted that the Adviser had waived a portion of its advisory fee for the Alternative Energy Fund, Asia Focus Fund, Global Energy Fund, Global Innovators Fund, and the Renminbi Yuan & Bond Fund, and that for the Global Energy Fund and the Renminbi Yuan & Bond Fund the Adviser’s net advisory fee was zero due to expense reimbursements by the Adviser. The Trustees also considered the Adviser’s efforts to lower the overall expenses for the Funds that have produced meaningful savings. The Board concluded that the profitability of each Fund to the Adviser, when positive, was reasonable.

Economies of Scale

The Trustees considered the size of each Fund and the Adviser’s willingness to institute breakpoints in the advisory fee as individual Funds reached higher asset levels and to use expense limitation agreements to reduce total annual fund operating expenses as evidence that to the extent economies of scale existed for each Fund, the Adviser was willing to share such economies of scale for the benefit of shareholders.

After considering the factors described above, the Board and the Independent Trustees separately determined that the overall fee arrangement between the Trust, on behalf of each Fund, and the Adviser was fair and reasonable, and that continuance of the Agreement was in the best interests of each Fund and its shareholders, and accordingly, approved the continuance of the Agreement through May 31, 2022.

Privacy Notice

Guinness AtkinsonTM Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

● Information we receive about you on applications or other forms;

● Information you give us orally; and

● Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness AtkinsonTM Funds Information

Board of Trustees	Contact Guinness AtkinsonTM Funds

J. Brooks Reece, Jr. Chairman	P.O. Box 701
James I. Fordwood	Milwaukee, WI 53201-0701
Timothy W.N. Guinness	Shareholder Services: 800-915-6566
Dr. Bret A. Herscher	Literature Request: 800-915-6565
Susan Penry-Williams	Website: www.gafunds.com
Email: mail@gafunds.com

Guinness Atkinson TM Funds
Funds	Cusip	Ticker	Fund #
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund Investor Class	402031 30 6	IWIRX	1095
Global Innovators Fund Institutional Class	402031 88 4	GINNX	5323
Renminbi Yuan & Bond Fund	402031 70 2	GARBX	1099

Distributed by Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101

This report is intended for shareholders of the Guinness AtkinsonTM Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

GUINNESS ATKINSON
FUNDS

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Not Applicable

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President/Chief Executive Officer
Date:	9/08/2021

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer/Chief Financial Officer

Date:	9/08/2021